                                                                     Exhibit 4.2





              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,
                                   Depositor,





                               ABFS 1998-3, INC.,
                               Unaffiliated Seller





                                       and





                         AMERICAN BUSINESS CREDIT, INC.
              HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE, and
                    NEW JERSEY MORTGAGE AND INVESTMENT CORP.
                                   Originators





                           ---------------------------






                         UNAFFILIATED SELLER'S AGREEMENT


                          Dated as of September 1, 1998

                                TABLE OF CONTENTS


                                                                                                       Page
                                                                                                       ----
ARTICLE ONE        DEFINITIONS...........................................................................1

   Section 1.01.   Definitions...........................................................................1


ARTICLE TWO        PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS.......................................4

   Section 2.01.   Agreement to Purchase the Initial Mortgage Loans......................................4
   Section 2.02.   Agreement to Purchase the Subsequent Mortgage Loans...................................5
   Section 2.03.   Purchase Price........................................................................6
   Section 2.04.   Conveyance of Mortgage Loans; Possession of Mortgage Files............................7
   Section 2.05.   Delivery of Mortgage Loan Documents...................................................7
   Section 2.06.   Acceptance of Mortgage Loans..........................................................9
   Section 2.07.   Transfer of Mortgage Loans; Assignment of Agreement..................................10
   Section 2.08.   Examination of Mortgage Files........................................................11
   Section 2.09.   Books and Records....................................................................11
   Section 2.10.   Cost of Delivery and Recordation of Documents........................................11


ARTICLE THREE         REPRESENTATIONS AND WARRANTIES....................................................12

   Section 3.01.   Representations and Warranties as to the Originators.................................12
   Section 3.02.   Representations and Warranties as to the Unaffiliated Seller.........................14
   Section 3.03.   Representations and Warranties Relating to the Mortgage Loans........................16
   Section 3.04.   Representations and Warranties of the Depositor......................................24
   Section 3.05.   Repurchase Obligation for Defective Documentation and for Breach of a Representation
                   or Warranty..........................................................................25


ARTICLE FOUR       THE UNAFFILIATED SELLER..............................................................28

   Section 4.01.   Covenants of the Originators and the Unaffiliated Seller.............................28
   Section 4.02.   Merger or Consolidation..............................................................28
   Section 4.03.   Costs................................................................................28
   Section 4.04.   Indemnification......................................................................29


ARTICLE FIVE       CONDITIONS OF CLOSING................................................................31

   Section 5.01.   Conditions of Depositor's Obligations................................................31
   Section 5.02.   Conditions of Unaffiliated Seller's Obligations......................................33
   Section 5.03.   Termination of Depositor's Obligations...............................................33


ARTICLE SIX        MISCELLANEOUS........................................................................34

   Section 6.01.   Notices..............................................................................34
   Section 6.02.   Severability of Provisions...........................................................34
   Section 6.03.   Agreement of Unaffiliated Seller.....................................................34
   Section 6.04.   Survival.............................................................................34
   Section 6.05.   Effect of Headings and Table of Contents.............................................34
   Section 6.06.   Successors and Assigns...............................................................34
   Section 6.07.   Confirmation of Intent; Grant of Security Interest...................................35
   Section 6.08.   Miscellaneous........................................................................35
   Section 6.09.   Amendments...........................................................................35
   Section 6.10.   Third-Party Beneficiaries............................................................36
   Section 6.11.   GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.........................36
   Section 6.12.   Execution in Counterparts............................................................37


Exhibit A - Mortgage Loan Schedule

         THIS UNAFFILIATED SELLER'S AGREEMENT, dated as of September 1, 1998, by and among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation, its successors and assigns (the "Depositor"), ABFS 1998-3, INC., a Delaware corporation and its successors (the "Unaffiliated Seller"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") and NEW JERSEY MORTGAGE INVESTMENT CORP., a New Jersey corporation ("NJMIC", and together with ABC and Upland, the "Originators").

         WHEREAS, Exhibit A attached hereto and made a part hereof lists certain fixed rate business and consumer purpose first and second lien mortgage loans (the "Mortgage Loans") owned by the Originators that the Originators desire to sell to the Unaffiliated Seller and the Unaffiliated Seller desires to sell to the Depositor and that the Depositor desires to purchase;

         WHEREAS, it is the intention of the Originators, the Unaffiliated Seller and the Depositor that simultaneously with the Originators' conveyance of the Mortgage Loans to the Unaffiliated Seller and the Unaffiliated Seller's conveyance of the Mortgage Loans to the Depositor on the Closing Date, (a) the Depositor shall deposit the Mortgage Loans in a trust pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 1998 (the "Pooling and Servicing Agreement"), to be entered into by and among the Depositor, as depositor, American Business Credit, Inc., as servicer (in such capacity, the "Servicer") and The Chase Manhattan Bank, as trustee (the "Trustee") and (b) the Trustee shall issue certificates evidencing beneficial ownership interests in the property of the trust fund formed by the Pooling and Servicing Agreement to the Depositor;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

         "Accepted Servicing Practices" means the Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

         "Agreement" means this Unaffiliated Seller's Agreement, as amended or supplemented in accordance with the provisions hereof.

         "Appraised Value" means the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the Originators.

         "Certificate Insurer" means Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

         "Closing Date" shall have the meaning ascribed thereto in Section 2.01(c).

         "Commission" means the Securities and Exchange Commission.

         "Cut-Off Date" means, with respect to the Initial Mortgage Loans, the Initial Cut-Off Date, and with respect to the Subsequent Mortgage Loans, the Subsequent Cut-Off Date.

         "Cut-Off Date Aggregate Principal Balance" means the aggregate unpaid principal balance of the Initial Mortgage Loans as of the Cut-Off Date (or, with respect to Initial Mortgage Loans which were originated after the Cut-Off Date, as of the date of origination). The Cut-Off Date Aggregate Principal Balance is $139,904,460.46.

         "Cut-Off Date Principal Balance" means as to each Mortgage Loan, its unpaid principal balance as of the Cut-Off Date (or, with respect to Initial Mortgage Loans which were originated after the Cut-Off Date, as of the date of origination).

         "Deleted Mortgage Loan" means a Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Initial Cut-Off Date" means the close of business on August 31, 1998 or, with respect to Initial Mortgage Loans originated after August 31, 1998, the date of origination of such Initial Mortgage Loans.

         "Initial Mortgage Loans" means the Mortgage Loans transferred and assigned to the Depositor on the Closing Date.

         "Monthly Payment" means, as to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

         "Mortgage" means the mortgage or deed of trust creating a first or second lien on an estate in fee simple in real property, and securing a Mortgage Note, as amended or modified.

         "Mortgage Interest Rate" means, as to any Mortgage Loan, the fixed per annum rate at which interest accrues on the unpaid principal balance thereof.

         "Mortgage Loan Group I" means a pool of mortgages held in a trust created pursuant to the Pooling and Servicing Agreement. The Class A-1, Class A-2 and Class A-3 Certificates represent undivided ownership interest in the Mortgage Loan Group I pool.

         "Mortgage Loan Group II" means a pool of mortgages held in a trust created pursuant to the Pooling and Servicing Agreement. The Class A-4 Certificates represent undivided ownership interest in the Mortgage Loan Group II pool.

         "Mortgage Loans" means such of the mortgage loans to be sold, transferred and assigned to the Depositor on the Closing Date and each Subsequent Transfer Date pursuant to Article Two hereof (including the related Mortgage Notes and related Mortgages), all as identified in the Mortgage Loan Schedule, and including any mortgage loan substituting or replacing a Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement.

         "Mortgage Loan Schedule" shall have the meaning ascribed thereto in
Section 2.01(b).

         "Mortgage Note" means the note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, as amended or modified.

         "Mortgaged Property" means the property subject to a Mortgage.

         "Mortgagor" means the obligor on a Mortgage Note.

         "Pooling and Servicing Agreement" shall have the meaning ascribed thereto in the recitals hereof.

         "Prospectus" means the Prospectus dated September 4, 1998 relating to the offering by the Depositor from time to time of its Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Certificates.

         "Prospectus Supplement" means the Prospectus Supplement dated September 14, 1998, relating to the offering of the Certificates in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Certificates.

         "Qualified Appraiser" means an appraiser, duly appointed by the Unaffiliated Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

         "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 333-61939) relating to the offering by the Depositor from time to time of its Pass-Through Certificates (Issuable in Series) as heretofore declared effective by the Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Subsequent Cut-Off Date" means the date specified in the Addition Notice relating to Subsequent Mortgage Loans.

         "Subsequent Mortgage Loans" means the Mortgage Loans hereafter transferred and assigned to the Depositor on a Subsequent Transfer Date.

         "Termination Event" means the existence of any one or more of the following conditions:

            (a) a stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

            (b) subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Certificates, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or

            (c) subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Certificate Insurer or the Unaffiliated Seller reasonably determined by the Depositor to be material; or

            (d) subsequent to the date of this Agreement there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities substantially similar to the Certificates; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Depositor makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Prospectus Supplement.

         "Unaffiliated Seller" means ABFS 1998-3, Inc., in its capacity as Unaffiliated Seller of the Mortgage Loans under this Agreement and any successor to ABFS 1998-3, Inc., whether through merger, consolidation, purchase and assumption of ABFS 1998-3, Inc. or all or substantially all of its assets or otherwise.

         Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.


                                   ARTICLE TWO

                 PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS

         Section 2.01. Agreement to Purchase the Initial Mortgage Loans. (a) Subject to the terms and conditions of this Agreement, the Originators agree to sell, and the Unaffiliated Seller agrees to purchase on the Closing Date and immediately subsequent thereto, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase, the Mortgage Loans having the Cut-Off Date Aggregate Principal Balance or, in accordance with Section 2.08 hereof, such other balance as is evidenced by the actual Cut-Off Date Aggregate Principal Balance of the Mortgage Loans accepted by the Depositor on the Closing Date and listed in the Mortgage Loan Schedule.

         (b) Subject to Section 2.08 hereof, the Depositor and the Unaffiliated Seller have agreed upon which of the Unaffiliated Seller's Mortgage Loans are to be purchased by the Depositor on the Closing Date pursuant to this Agreement, and the Unaffiliated Seller has prepared a schedule describing the Mortgage Loans (the "Mortgage Loan Schedule") setting forth all of the Mortgage Loans to be purchased under this Agreement, which schedule is attached hereto as Exhibit
A. The Mortgage Loan Schedule shall conform to the requirements of the Depositor and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement.

         (c) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Dewey Ballantine LLP, New York, New York, at 10:00 a.m., New York time, on September 29, 1998 or such other place and time as the parties shall agree (such time being herein referred to as the "Closing Date").

         Section 2.02. Agreement to Purchase the Subsequent Mortgage Loans. (a) Subject to the terms and conditions of this Agreement, the Originators agree to sell, and the Unaffiliated Seller agrees to purchase each Subsequent Transfer Date and immediately subsequent thereto, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase, Subsequent Mortgage Loans, having an Aggregate Principal Balance of up to $60,095,539.54 as listed in the Mortgage Loan Schedule attached to the related Addition Notice.

         (b) Subject to Section 2.08 herein, the Mortgage Loans that are to be purchased by the Depositor on a Subsequent Transfer Date pursuant to this Agreement will be set forth on a Mortgage Loan Schedule to be attached to the related Addition Notice.

         (c) Subject to the satisfaction of the conditions set forth in paragraph (d) below, (i) in consideration of the Unaffiliated Seller's delivery on the related Subsequent Transfer Dates to or upon the order of the Originators of the purchase price, the Originators shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trustee without recourse but subject to terms and provisions of this Agreement, all of the right, title and interest of the Originators in and to the Subsequent Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders and the Certificate Insurer and (ii) in consideration of the Depositor's delivery on the related Subsequent Transfer Dates to or upon the order of the Unaffiliated Seller of the purchase price, the Unaffiliated Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trustee without recourse but subject to terms and provisions of this Agreement, all of the right, title and interest of the Originators in and to the Subsequent Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders.

         (d) The Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (c) above shall be transferred by the Depositor to the Trust only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

            (i) the Unaffiliated Seller shall have provided the Trustee, the Rating Agencies and the Certificate Insurer with a timely Addition Notice, which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans and shall have provided any other information reasonably requested by any of the foregoing with respect to the Subsequent Mortgage Loans;

            (ii) the Unaffiliated Seller shall have deposited in the Collection Account all collections of (x) principal in respect of the Subsequent Mortgage Loans received after the related Subsequent Cut-Off Date and (y) interest due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date;

            (iii) as of each Subsequent Transfer Date, the Depositor was not insolvent nor will be made insolvent by such transfer nor is the Depositor aware of any pending insolvency;


            (iv) such addition will not result in a material adverse tax consequence to the Trust or the Holders of the Certificates;

            (v) the Pre-Funding Period shall not have terminated;

            (vi) the Unaffiliated Seller shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (d) and that the Subsequent Mortgage Loans comply with the provisions of Section 3.03(af) hereof and Section 2.03(c) of the Pooling and Servicing Agreement;

            (vii) there shall have been delivered to the Certificate Insurer, the Rating Agencies and the Trustee, independent Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Startup Date (bankruptcy, corporate and tax opinions); and

            (viii) the Originators, the Seller and the Depositor shall have delivered to the Trustee an executed subsequent transfer agreement substantially in the form of Exhibit L to the Pooling and Servicing Agreement.

         (e) The obligation of the Depositor to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the requirements set forth in
Section 2.03(c) of the Pooling and Servicing Agreement.

         Section 2.03. Purchase Price. On the Closing Date, as full consideration for the Unaffiliated Seller's sale of the Initial Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller (i) an amount in cash equal to the sum of (A) 99.65%, 99.65%, 99.65% and 99.65% of the aggregate principal balance as of the Closing Date of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, respectively, and (B) accrued interest on such principal balance at the rate of 6.400%, 6.020% and 6.295% per annum, on the Class A-1, Class A-2 and Class A-3 Certificates, respectively, from (and including) September 1, 1998 to (but not including) September 29, 1998, payable by wire transfer of same day funds and (ii) the Class R Certificates to be issued pursuant to the Pooling and Servicing Agreement.

         On the Closing Date, as full consideration for the Originators' sale of the Initial Mortgage Loans to the Unaffiliated Seller, the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of (A) 99.65%, 99.65%, 99.65% and 99.65% of the aggregate principal balance as of the Closing Date of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, respectively, and (B) accrued interest on such principal balance at the rate 6.400%, 6.020% and 6.295% per annum, on the Class A-1, Class A-2 and Class A-3 Certificates, respectively, from (and including) September 1, 1998 to (but not including) September 29, 1998, payable by wire transfer of same day funds.

         (b) On each Subsequent Transfer Date, as full consideration for the Originators' sale to the Unaffiliated Seller and the Unaffiliated Seller's sale of the Subsequent Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller and the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of 100% of the aggregate Principal Balance of the Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date.

         Section 2.04. Conveyance of Mortgage Loans; Possession of Mortgage Files. (a) On the Closing Date and on each Subsequent Transfer Date, the Originators shall sell, transfer, assign, set over and convey to the Unaffiliated Seller, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, the insurance policies relating to each such Mortgage Loan and all right, title and interest in and to the proceeds of such insurance policies from and after the Closing Date and the Unaffiliated Seller shall sell, transfer, assign, set over and convey to the Depositor, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the Subsequent Cut-Off Date, the insurance policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such insurance policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the Closing Date. Upon payment of the purchase price for such Mortgage Loans as provided in Section 2.03 of this Agreement, the Originators and the Unaffiliated Seller shall have hereby, and shall be deemed to have, sold, transferred, assigned, set over and conveyed such Mortgage Loans, the insurance policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such insurance policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the Closing Date.

         (b) Upon the sale of such Mortgage Loans, the ownership of each related Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall immediately vest in the Depositor and the ownership of all related records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Originators or the Unaffiliated Seller shall immediately vest in the Depositor. The contents of any Mortgage File in the possession of the Originators or the Unaffiliated Seller at any time after such sale, and any principal collected and interest due on the Mortgage Loans after the Cut-Off Date and received by the Originators or the Unaffiliated Seller, shall be held in trust by the Originators or the Unaffiliated Seller for the benefit of the Depositor as the owner thereof, and shall be promptly delivered by the Originators or the Unaffiliated Seller to or upon the order of the Depositor.

         (c) Pursuant to the Pooling and Servicing Agreement, the Depositor shall, on the Closing Date, assign all of its right, title and interest in and to the applicable Mortgage Loans to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

         Section 2.05. Delivery of Mortgage Loan Documents. (a) On or prior to the Closing Date or Subsequent Transfer Date, as applicable, the related Originator shall deliver to the Unaffiliated Seller, and the Unaffiliated Seller shall deliver to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), each of the following documents for each applicable Mortgage Loan:


            (i) The original Mortgage Note, endorsed without recourse in blank by the related Originator, including all intervening endorsements showing a complete chain of endorsement;

            (ii) The related original Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

            (iii) The recorded mortgage assignment, or copy thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the related Mortgage Loan to the related Originator (which assignment may, at the related Originator's option, be combined with the assignment referred to in subpart (iv) hereof);

            (iv) A mortgage assignment in recordable form (which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments) of each Mortgage from the related Originator to the Trustee;

            (v) Originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

            (vi) An original policy of title insurance (or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of such binder, together with a certificate from the related Originator that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation).


         In instances where the original recorded Mortgage and a completed assignment thereof in recordable form cannot be delivered by the related Originator to the Unaffiliated Seller, and by the Unaffiliated Seller to the Trustee prior to or concurrently with the execution and delivery of this Agreement (or, with respect to Subsequent Mortgage Loans, prior to or on the Subsequent Transfer Date), due to a delay in connection with recording, the related Originator may:

            (x) In lieu of delivering such original recorded Mortgage, deliver to the Trustee a copy thereof provided that the related Originator certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor; and

            (y) In lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in recordable form, otherwise complete except for recording information.

         (b) Pursuant to the Pooling and Servicing Agreement, the Unaffiliated Seller shall be required to promptly submit, or cause to be submitted by the related Originator, for recording in the appropriate public office for real property records, each assignment referred to in (a) above. The Trustee shall be required to retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Unaffiliated Seller or such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter the Unaffiliated Seller or such Originator shall be required to submit each such assignment for recording.

         (c) The Unaffiliated Seller or the related Originator shall, within five Business Days after the receipt thereof, deliver or cause to be delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement): (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement); (ii) the original recorded assignment of Mortgage from the related Originator to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Trustee in those instances where copies of such assignments certified by the related Originator were delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement); and (iii) the title insurance policy or title opinion required in clause (a)(vi) above. Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the Unaffiliated Seller or the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Unaffiliated Seller or the related Originator may forward or cause to be forwarded to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) additional original documents evidencing an assumption or modification of a Mortgage Loan.


         (d) All original documents relating to the Mortgage Loans that are not delivered to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement) as permitted by Section 2.05 (a) are and shall be held by the Unaffiliated Seller or the related Originator in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section 2.05 to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement). From and after the sale of the Mortgage Loans to the Depositor pursuant hereto, to the extent that the Unaffiliated Seller or the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Trustee (as assignee of the Depositor pursuant to the Pooling and Servicing Agreement), such title shall be retained in trust for the Depositor as the owner of the Mortgage Loans and the Trustee, as the Depositor's assignee.



         Section 2.06. Acceptance of Mortgage Loans. (a) Pursuant to the Pooling and Servicing Agreement, the Trustee has agreed to execute and deliver on or prior to the Closing Date, or any Subsequent Transfer Date, an acknowledgment of receipt of, for each Mortgage Loan, the original Mortgage Note with respect to each Mortgage Loan (with any exceptions noted), in the form attached as Exhibit E to the Pooling and Servicing Agreement and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund in the Pooling and Servicing Agreement and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth in the Pooling and Servicing Agreement for the benefit of the Certificateholders and the Certificate Insurer. Pursuant to the Pooling and Servicing Agreement, the Trustee has agreed, for the benefit of the Certificateholders and the Certificate Insurer, to review (or cause to be reviewed) each Trustee's Mortgage File within 30 days after the Closing Date or the Subsequent Transfer Date, as applicable (or, with respect to any Qualified Substitute Mortgage Loan, within 30 days after the receipt by the Trustee thereof), and to deliver to the Unaffiliated Seller, the Servicer and the Certificate Insurer a certification in the form attached to the Pooling and Servicing Agreement as Exhibit F to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initiated by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date. Pursuant to the Pooling and Servicing Agreement, the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Pursuant to the Pooling and Servicing Agreement, within 90 days of the Closing Date, with respect to the Initial Mortgage Loans, and within 90 days of the Subsequent Transfer Date, with respect to any related Subsequent Mortgage Loans, the Trustee shall be required to deliver (or cause to be delivered) to the Servicer, the Unaffiliated Seller, the initial Certificateholders and the Certificate Insurer a final certification in the form attached to the Pooling and Servicing Agreement as Exhibit G to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File delivered on such date.

(b) The Pooling and Servicing Agreement provides that, if the Trustee during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.05 or the description thereof as set forth in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Servicer, the Unaffiliated Seller, the related Originator and the Certificate Insurer. The Unaffiliated Seller agrees that in performing any such review, the Trustee may conclusively rely on the Unaffiliated Seller as to the purported genuineness of any such document and any signature thereon. Each of the Originators and the Unaffiliated Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is notified. If, however, within 60 days after such notice neither the Unaffiliated Seller nor any Originator has remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, then the Unaffiliated Seller and the Originators shall be obligated to either substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan or purchase such Mortgage Loan in the manner and subject to the conditions set forth in Section 3.05.


         (c) The failure of the Trustee or the Certificate Insurer to give any notice contemplated herein within the time periods specified above shall not affect or relieve the Unaffiliated Seller's obligation to repurchase for any Mortgage Loan pursuant to this Section 2.06 or Section 3.05 of this Agreement.

         Section 2.07. Transfer of Mortgage Loans; Assignment of Agreement. The Originators and the Unaffiliated Seller each hereby acknowledges and agrees that the Depositor may assign its interest under this Agreement to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement, without further notice to, or consent of, the Unaffiliated Seller or the Originators, and the Trustee shall succeed to such of the rights and obligations of the Depositor hereunder as shall be so assigned. The Depositor shall, pursuant to the Pooling and Servicing Agreement, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Sections 2.06 and 3.05 hereof for breaches of the representations, warranties, agreements and covenants of the Unaffiliated Seller or the Originators contained in Sections 2.05, 2.06, 3.02 and 3.03 hereof to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. Each of the Originators and the Unaffiliated Seller agrees that, upon such assignment to the Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Trustee and the Trustee may enforce, without joinder of the Depositor, the repurchase obligations of the Unaffiliated Seller and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 2.08. Examination of Mortgage Files. Prior to the Closing Date and each Subsequent Transfer Date, as applicable, the Unaffiliated Seller shall make the Mortgage Files available to the Depositor or its designee for examination at the Unaffiliated Seller's offices or at such other place as the Unaffiliated Seller shall reasonably specify. Such examination may be made by the Depositor or its designee at any time on or before the Closing Date or Subsequent Transfer Date, as the case may be. If the Depositor or its designee makes such examination prior to the Closing Date or Subsequent Transfer Date, as the case may be, and identifies any Mortgage Loans that do not conform to the requirements of the Depositor as described in this Agreement, such Mortgage Loans shall be deleted from the Mortgage Loan Schedule and may be replaced, prior to the Closing Date or Subsequent Transfer Date, as the case may be, by substitute Mortgage Loans acceptable to the Depositor. The Depositor may, at its option and without notice to the Unaffiliated Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Depositor or the Trustee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Depositor or the Trustee to demand repurchase or other relief as provided in this Agreement.

         Section 2.09. Books and Records. The sale of each Mortgage Loan shall be reflected on each of the Originators' and the Unaffiliated Seller's accounting and other records, balance sheet and other financial statements as a sale of assets by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor. Each of the Originators and the Unaffiliated Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

         Section 2.10. Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents specified in this Article Two in connection with the Mortgage Loans shall be borne by the Unaffiliated Seller.

                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties as to the Originators. Each of the Originators hereby represents and warrants to the Unaffiliated Seller and the Depositor, as of the Closing Date, that:

         (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of (i) the State of Pennsylvania (with respect to ABC and Upland) or (ii) the State of New Jersey (with respect to NJMIC) and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator and to perform its obligations as the Originator hereunder, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originator has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originator; and all requisite corporate action has been taken by the Originator to make this Agreement valid and binding upon the Originator in accordance with its terms;

         (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, nor compliance by the Originator with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement nor the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;


         (c) Neither the execution and delivery of this Agreement, the acquisition nor origination of the Mortgage Loans by the Originator or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or impair the ability of the Trustee (or the Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

         (d) Neither this Agreement nor the information contained in the Prospectus Supplement under the captions "The Mortgage Pools "The Originators, the Seller and the Servicer" and "Servicing of the Mortgage Loans" nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

         (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Originator, threatened before a court, administrative agency or government tribunal against the Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would impair materially the ability of the Originator to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

         (f) The Originator is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originator and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

         (g) Upon the receipt of each Trustee's Mortgage File by the Depositor under this Agreement, the Depositor will have good title on behalf of the Trust Fund to each related Mortgage Loan and such other items comprising the corpus of the Trust Fund free and clear of any lien created by the Originator (other than liens which will be simultaneously released);

         (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

         (i) With respect to any Mortgage Loan purchased by the Originator, the Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

         (j) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Originator is solvent and the sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement will not cause the Originator to become insolvent. The sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originator's creditors;


         (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trustee);

         (l) The Originator has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

         (m) The Originator has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and


         (n) The consideration received by the Originator upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.



         Section 3.02. Representations and Warranties as to the Unaffiliated Seller. The Unaffiliated Seller hereby represents and warrants to the Depositor, as of the Closing Date, that:

         (a) The Unaffiliated Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Unaffiliated Seller and to perform its obligations as the Unaffiliated Seller hereunder, and in any event the Unaffiliated Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Unaffiliated Seller has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Unaffiliated Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Unaffiliated Seller; and all requisite corporate action has been taken by the Unaffiliated Seller to make this Agreement valid and binding upon the Unaffiliated Seller in accordance with its terms;

         (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Unaffiliated Seller of or compliance by the Unaffiliated Seller with this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

         (c) Neither the execution and delivery of this Agreement, the acquisition nor origination of the Mortgage Loans by the Unaffiliated Seller nor the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Unaffiliated Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Unaffiliated Seller is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Unaffiliated Seller or its property is subject, or impair the ability of the Trustee (or the Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

         (d) Neither this Agreement nor the information contained in the Prospectus Supplement under the captions "The Mortgage Pools "The Originators, the Seller and the Servicer" and "Servicing of the Mortgage Loans" nor any statement, report or other document prepared by the Unaffiliated Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

         (e) There is no action, suit, proceeding or investigation pending nor, to the knowledge of the Unaffiliated Seller, threatened before a court, administrative agency or government tribunal against the Unaffiliated Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Unaffiliated Seller, or in any material impairment of the right or ability of the Unaffiliated Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Unaffiliated Seller, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Unaffiliated Seller contemplated herein, or which would impair materially the ability of the Unaffiliated Seller to perform under the terms of this Agreement or that might prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

         (f) The Unaffiliated Seller is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Unaffiliated Seller and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Unaffiliated Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;


         (g) Upon the receipt of each Trustee's Mortgage File by the Depositor under this Agreement, the Depositor will have good title on behalf of the Trust Fund to each related Mortgage Loan and such other items comprising the corpus of the Trust Fund free and clear of any lien created by the Unaffiliated Seller (other than liens which will be simultaneously released);

         (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Unaffiliated Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Unaffiliated Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;


         (i) With respect to any Mortgage Loan purchased by the Unaffiliated Seller, the Unaffiliated Seller acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;


         (j) The Unaffiliated Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Unaffiliated Seller is solvent and the sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement will not cause the Unaffiliated Seller to become insolvent. The sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Unaffiliated Seller's creditors;

         (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trustee);

         (l) The Unaffiliated Seller has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

         (m) The Unaffiliated Seller has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

         (n) The consideration received by the Unaffiliated Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.



         Section 3.03. Representations and Warranties Relating to the Mortgage Loans. The Originators represent and warrant to the Unaffiliated Seller and the Unaffiliated Seller represents to the Depositor that, as of the Closing Date, as to each Initial Mortgage Loan, and as of the Subsequent Transfer Date, as to each Subsequent Mortgage Loan, immediately prior to the sale and transfer of such Mortgage Loan by the Unaffiliated Seller to the Depositor:

         (a) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

         (b) The information to be provided by the Unaffiliated Seller or the Originators, directly or indirectly, to the Depositor in connection with a Subsequent Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

         (c) Each Mortgage is a valid first or second lien on a fee simple (or its equivalent under applicable state law) estate in the real property securing the amount owed by the Mortgagor under the Mortgage Note subject only to (i) the lien of current real property taxes and assessments which are not delinquent,
(ii) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Unaffiliated Seller and
(iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

         (d) Immediately prior to the transfer and assignment by the related Originator to the Unaffiliated Seller and by the Unaffiliated Seller to the Trustee, the Unaffiliated Seller or such Originator, as applicable, had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Unaffiliated Seller or such Originator has transferred all right, title and interest in each Mortgage Loan to the Trustee or the Unaffiliated Seller, as applicable;

         (e) As of the Cut-Off Date, no payment of principal or interest on or in respect of any Mortgage Loan remains unpaid for 30 or more days past the date the same was due in accordance with the related Mortgage Note without regard to applicable grace periods;


         (f) As of the Statistical Calculation Date, no Mortgage Loan has a Mortgage Interest Rate less than 7.99% per annum in Mortgage Loan Group I and 8.99% per annum in Mortgage Loan Group II and the weighted average Mortgage Interest Rate of the Mortgage Loans is 11.34% in Mortgage Loan Group I and 12.13% in Mortgage Loan Group II;


         (g) At origination, no Mortgage Loan in Mortgage Loan Group I or II had an original term to maturity of greater than 360 months;


         (h) As of the Statistical Calculation Date, the weighted average remaining term to maturity of the Mortgage Loans is 252 months for the Mortgage Loans in Mortgage Loan Group I and 243 months for the Mortgage Loans in Mortgage Loan Group II;

         (i) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (ff) below;

         (j) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no delinquent tax or assessment lien against any Mortgaged Property;

         (k) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

         (l) To the best knowledge of the Unaffiliated Seller and each of the Originators, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

         (m) Neither the Originators nor the Unaffiliated Seller has received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the Unaffiliated Seller;

         (n) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Trustee on behalf of the Unaffiliated Seller;

         (o) No Mortgage Loan had, at the date of origination, a Combined Loan-to-Value Ratio in excess of 100%, and the weighted average Combined Loan-to-Value ratio of all Mortgage Loans as of the Statistical Calculation Date is approximately 76.18% in Mortgage Loan Group I and 72.05% in Mortgage Loan Group II;

         (p) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the originator's normal documentation requirements; (q) No more than the following percentages of the Mortgage Loans by Principal Balance as of the Statistical Calculation Date are secured by Mortgaged Properties located in the following states:



                                 Mortgage Loan Group II
               -----------------------------------------------------------
                                                      Percent of
               State                               Principal Balance
               --------------------------       --------------------------

               Colorado                                    0.08%
               Connecticut                                 1.27
               Delaware                                    2.37
               Florida                                     6.00
               Georgia                                     9.17
               Illinois                                    1.39
               Indiana                                     0.26
               Maryland                                    2.47
               Michigan                                    0.06
               Mississippi                                 1.22
               New Jersey                                 27.54
               New York                                   19.32
               North Carolina                              0.95
               Ohio                                        1.92
               Pennsylvania                               23.21
               South Carolina                              0.27
               Tennessee                                   0.58
               Virginia                                    1.92
                                                         ------
                                                         100.00%
                                                         ======

                                 Mortgage Loan Group II
               -----------------------------------------------------------
                                                       Percent of
               State                                Principal Balance
               --------------------------       --------------------------

               Connecticut                                 3.59%
               Georgia                                    12.23
               Maryland                                    2.31
               New Jersey                                 33.88
               New York                                   27.45
               Ohio                                        2.08
               Pennsylvania                               16.79
               Virginia                                    1.66
                                                         ------
                                                         100.00%
                                                         ======


         (r) The Mortgage Loans were not selected by the Unaffiliated Seller or the Originators for sale hereunder or inclusion in the Trust Fund on any basis adverse to the Trust Fund relative to the portfolio of similar mortgage loans of the Unaffiliated Seller or the Originators;

         (s) None of the Mortgage Loans constitutes a lien on leasehold interests;

         (t) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Unaffiliated Seller's and the Originators' knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

         (u) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the Unaffiliated Seller or the Originators, there is no requirement for, and neither the Unaffiliated Seller nor the Originators shall make any, future advances thereunder. Any future advances made prior to the Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

         (v) All Mortgage Loans were originated in compliance with the Originators' Underwriting Guidelines;

         (w) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Trustee and which has been delivered to the Trustee. The substance of any such alteration or modification is or as to Subsequent Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

         (x) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Mortgage File and has been delivered to the Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

         (y) Other than delinquencies described in clause (e) above, there is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Originators nor the Unaffiliated Seller has waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. Neither the Originators nor the Unaffiliated Seller has advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

         (z) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Unaffiliated Seller's and the Originators' knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

         (aa) To the best of the Unaffiliated Seller's and the Originators' knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the Originator's Underwriting Guidelines;

         (bb) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

         (cc) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

         (dd) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Depositor all right, title, and interest of the Unaffiliated Seller and the Originators thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section 6.07 hereof. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The assignment of Mortgage delivered to the Trustee pursuant to Section 2.04(a)(iv) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Trustee of the endorsed Mortgage Note, and such assignment of Mortgage, and the delivery of such assignment of Mortgage for recording to, and the due recording of such assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Unaffiliated Seller and the Originators, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Unaffiliated Seller or the Originators from being enforceable;

         (ee) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Servicer shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws;

         (ff) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Unaffiliated Seller, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Trustee of the Unaffiliated Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and neither the Unaffiliated Seller nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

         (gg) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.05 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and none of the Unaffiliated Seller, the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

         (hh) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, as no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (ii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a manufactured dwelling, (vii) a log-constructed home, or (viii) a recreational vehicle;

         (jj) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Unaffiliated Seller or the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the Unaffiliated Seller have been capitalized under the Mortgage or the Mortgage Note;

         (kk) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

         (ll) The origination and collection practices used by the Unaffiliated Seller, the Originators or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

         (mm) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Mortgage File;

         (nn) All amounts received by the Unaffiliated Seller or the Originators with respect to such Mortgage Loan after the Cut-Off Date and required to be deposited in the Certificate Account have been so deposited in the Certificate Account and are, as of the Closing Date, or will be as of the Subsequent Transfer Date, as applicable, in the Certificate Account;

         (oo) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser, duly appointed by the originator of such Mortgage Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of such application;

         (pp) When measured by the Cut-Off Date Balances of all Mortgage Loans as of the Statistical Calculation Date, the Mortgagors with respect to at least 89.61% of the Mortgage Loans in Mortgage Loan Group I and 80.80% of the Mortgage Loans in Mortgage Loan Group II; represented at the time of origination that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

         (qq) Each of the Originators and the Unaffiliated Seller has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

         (rr) Each Mortgage Loan is a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code;

         (ss) With respect to second lien Mortgage Loans:

            (i) the Unaffiliated Seller has no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

            (ii) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Mortgage File,

            (iii) if the prior mortgage has a negative amortization, the Combined Loan-to-Value Ratio was determined using the maximum loan amount of such prior mortgage,

            (iv) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision, and

            (v) the Mortgage Loans conform in all material respects to the description thereof in the Prospectus Supplement.

         (tt) Each of the Originators and the Unaffiliated Seller further represents and warrants to the Trustee and the Certificateholders that as of the Subsequent Cut-Off Date all representations and warranties set forth in clauses
(a) through (ss) above will be correct in all material respects as to each Subsequent Mortgage Loan, and the representations so made in this subsection
(tt) as to the following matters will be deemed to be correct if: (i) each Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the original term to maturity of such Subsequent Mortgage Loan may not exceed 360 month; (iii) such Subsequent Mortgage Loan must have a Mortgage Interest Rate of at least 7.50%; (iv) the purchase of the Subsequent Mortgage Loans is consented to by the Certificate Insurer and the Rating Agencies; (v) the principal balance of any such Subsequent Mortgage Loan may not exceed $375,000,000; (vi) no more than 10.70% of such Subsequent Mortgage Loans my be second liens (vii) no such Subsequent Mortgage Loan shall have a CLTV of more than, (a) for consumer purpose loans, 90%, and (b) for business purpose loans, 80%; (viii) no more than 31% of such Subsequent Mortgage Loans may be Balloon Loans; (ix) no more than 4.50% of such Subsequent Mortgage Loans may be secured by mixed-use properties, commercial properties, or four or more unit multifamily properties; and (x) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans (including the Subsequent Mortgage Loans) (a) will have a weighted average Mortgage Interest Rate, (I) for consumer purpose loans, of at least 11.10% and
(II) for business purpose loans, of at least 16%; and (b) will have a weighted average CLTV of not more than (I) for consumer purpose loans, 76.50%, and (II) for business purpose loans, 63%. The combined original principal balance of loans secured by first and second lien mortgages is no greater than $227,150.00 for each mortgaged property.

         (uu) To the best of the Unaffiliated Seller's and the Originators' knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

         (vv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under, released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Seller nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto; and

         (ww) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

         Section 3.04. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Unaffiliated Seller, as of the date of execution of this Agreement and the Closing Date, that:

         (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b) The Depositor has the corporate power and authority to purchase each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

         (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery hereof by the Unaffiliated Seller, constitutes the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except such as have been made on or prior to the Closing Date;

         (e) The Depositor has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act; and

         (f) None of the execution and delivery of this Agreement, the purchase of the Mortgage Loans from the Unaffiliated Seller, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of the Depositor or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which the Depositor is a party or by which it is bound and which is material to the Depositor, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over the Depositor.

         Section 3.05. Repurchase Obligation for Defective Documentation and for Breach of a Representation or Warranty. (a) Each of the representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall survive the purchase by the Depositor of the Mortgage Loans and the subsequent transfer thereof by the Depositor to the Trustee and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement.

         (b) With respect to any representation or warranty contained in Section
3.01 that is made to the best of the Originators' knowledge or contained in Sections 3.02 or 3.03 hereof that is made to the best of the Unaffiliated Seller's and the Originators' knowledge, if it is discovered by the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Originators' or the Unaffiliated Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Originators, the Unaffiliated Seller, the Servicer, any Subservicer, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originators' or the Unaffiliated Seller's best knowledge), the party discovering such breach shall give pursuant to Section 3.03 of the Pooling and Servicing Agreement prompt written notice to the others. Subject to the next to last paragraph of this Section 3.05, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Unaffiliated Seller and the Originators shall (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest on such Principal Balance and (ii) 30 days' interest on such Principal Balance, computed at the Mortgage Interest Rate, net of the Servicing Fee if the Unaffiliated Seller is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, or (c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is 2 years after the Startup Day or at such later date, if the Trustee and the Certificate Insurer receive an Opinion of Counsel to the effect set forth below in this Section. Any such substitution shall be accompanied by payment by the Unaffiliated Seller of the Substitution Adjustment, if any, to be deposited in the Certificate Account pursuant to the Pooling and Servicing Agreement. The Originators shall cooperate with the Unaffiliated Seller to cure any breach and shall reimburse the Unaffiliated Seller for the costs and expenses related to any cure, substitution (including any Substitution Adjustment) or repurchase incurred by the Unaffiliated Seller pursuant to this Section 3.05.

         (c) As to any Deleted Mortgage Loan for which the Unaffiliated Seller or an Originator substitutes a Qualified Substitute Mortgage Loan or Loans, the Unaffiliated Seller or such Originator shall effect such substitution by delivering to the Trustee a certification in the form attached to the Pooling and Servicing Agreement as Exhibit H, executed by a Servicing Officer and the documents described in Section 2.06(a) for such Qualified Substitute Mortgage Loan or Loans. Pursuant to the Pooling and Servicing Agreement, upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Trustee's Mortgage File, and the deposit of certain amounts in the Certificate Account pursuant to Section 2.07(b) of the Pooling and Servicing Agreement (which certification shall be in the form of Exhibit H to the Pooling and Servicing Agreement), the Trustee shall be required to release to the Servicer for release to the Unaffiliated Seller the related Trustee's Mortgage File and shall be required to execute, without recourse, and deliver such instruments of transfer furnished by the Unaffiliated Seller as may be necessary to transfer such Mortgage Loan to the Unaffiliated Seller or such Originator.

         (d) Pursuant to the Pooling and Servicing Agreement, the Servicer shall deposit in the Certificate Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Unaffiliated Seller. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Unaffiliated Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Pursuant to the Pooling and Servicing Agreement, the Servicer shall be required to give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of the Pooling and Servicing Agreement and the substitution of the Qualified Substitute Mortgage Loan. The parties hereto agree to amend the Mortgage Loan Schedule accordingly. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of the Pooling and Servicing Agreement and this Agreement in all respects, and the Unaffiliated Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Sections 3.02 and 3.03 herein. On the date of such substitution, the Unaffiliated Seller will remit to the Servicer and pursuant to the Pooling and Servicing Agreement the Servicer will deposit into the Certificate Account an amount equal to the Substitution Adjustment, if any.

         (e) It is understood and agreed that the obligations of the Unaffiliated Seller and the Originator set forth in Section 2.06 and this
Section 3.05 to cure, purchase or substitute for a defective Mortgage Loan as provided in Section 2.06 and this Section 3.05 constitute the sole remedies of the Depositor, the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the foregoing representations and warranties.

         (f) Any cause of action against the Unaffiliated Seller or an Originator relating to or arising out of the breach of any representations and warranties or covenants made in Sections 2.06, 3.02 or 3.03 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by any party and notice thereof to the Unaffiliated Seller or such Originator, (ii) failure by the Unaffiliated Seller or such Originator to cure such breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Unaffiliated Seller or such Originator by the Trustee for all amounts payable in respect of such Mortgage Loan.

         (g) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is imminent, no purchase, or substitution pursuant to Section 2.06(b) or this
Section 3.05 shall be made unless the Unaffiliated Seller provides to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust, as defined in Section 860F of the Code or a tax on contributions to the REMIC Trust under the REMIC Provisions, or
(ii) cause the REMIC Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this paragraph shall be purchased or substituted (subject to compliance with Section 2.06 and this Section 3.05) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee and the Certificate Insurer of an Opinion of Counsel to the effect that such purchase or substitution will not result in the events described in clauses (i) and (ii) of the preceding sentence.

         (h) Pursuant to the Pooling and Servicing Agreement, upon discovery by the Unaffiliated Seller, the Servicer, the Trustee, the Certificate Insurer or any Certificateholder that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within 5 days of the discovery) give written notice thereof to the other parties. In connection therewith, the Unaffiliated Seller or the related Originator shall repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within 90 days of the earlier of such discovery by any of the foregoing parties, or the Trustee's or the Unaffiliated Seller's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Sections 3.02 or 3.03. Pursuant to the Pooling and Servicing Agreement the Trustee shall reconvey to the Unaffiliated Seller or the related Originator the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Sections 3.02 or 3.03.

         (i) Notwithstanding anything in this Agreement or the Pooling and Servicing Agreement to the contrary, the Unaffiliated Seller's repurchase obligations hereunder shall not include failure of the Trustee to record assignments of the Mortgage Loans referenced in clause (a)(iii) in Section 2.05. All parties hereto acknowledge and agree that the Trustee has the responsibility to record all such assignments of the Mortgage Loans to the Trustee.

         (j) Each of the Originators and the Unaffiliated Seller shall be jointly and severally responsible for any repurchase, cure or substitution obligation of any of the Originators or the Unaffiliated Seller under this Agreement and the Pooling and Servicing Agreement.

                                  ARTICLE FOUR

                             THE UNAFFILIATED SELLER

         Section 4.01. Covenants of the Originators and the Unaffiliated Seller. Each of the Originators and the Unaffiliated Seller covenants to the Depositor as follows:

         (a) The Originators and the Unaffiliated Seller shall cooperate with the Depositor and the firm of independent certified public accountants retained with respect to the issuance of the Certificates in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

         (b) The Unaffiliated Seller agrees to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions to the Depositor's obligations set forth in Section 5.01 hereof that are within the Unaffiliated Seller's (or its agents') control.

         (c) The Originators and the Unaffiliated Seller hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originators or the Unaffiliated Seller as the Depositor or its counsel may reasonably request in order to consummate the transfer of the Mortgage Loans to the Depositor and the subsequent transfer thereof to the Trustee, and the rating, issuance and sale of the Certificates.

         Section 4.02. Merger or Consolidation. Each of the Originators and the Unaffiliated Seller will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which any of the Originators or the Unaffiliated Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators or the Unaffiliated Seller shall be a party, or any Person succeeding to the business of the Originators or the Unaffiliated Seller, shall be approved by the Certificate Insurer which approval shall not be unreasonably withheld. If the approval of the Certificate Insurer is not required, the successor shall be an established mortgage loan servicing institution that is a Permitted Transferee and in all events shall be the successor of the Originators or the Unaffiliated Seller without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators and the Unaffiliated Seller shall send notice of any such merger or consolidation to the Trustee and the Certificate Insurer.

         Section 4.03. Costs. In connection with the transactions contemplated under this Agreement and the Pooling and Servicing Agreement, the Unaffiliated Seller shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (a) the fees and disbursements of the Depositor's, the Seller's and the Originators' counsel;
(b) the fees of S&P and Moody's; (c) any of the fees of the Trustee and the fees and disbursements of the Trustee's counsel; (d) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Certificates; (e) fees and expenses relating to the filing of documents with the Securities and Exchange Commission (including without limitation periodic reports under the Exchange Act); (f) the shelf registration amortization fee of 0.04% of the Class A Certificate Principal Balance on the Closing Date, paid in connection with the issuance of Certificates; (g) the fees and disbursements for Deloitte and Touche, accountants for the Originators; and (h) all of the initial expenses (not to exceed $75,000) of the Certificate Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Files but not including the initial premium paid to the Certificate Insurer. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Trustee's fees and expenses in connection with the transactions contemplated by the Pooling and Servicing Agreement. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

         Section 4.04. Indemnification. (a) (i) The Originators and the Unaffiliated Seller, jointly and severally, agree to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, and each of its directors and each person or entity who controls the Depositor or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor and each such controlling person for any legal or other expenses incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Originators or the Unaffiliated Seller, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement referred to in Section 3.01(d). This indemnity agreement will be in addition to any liability which the Originators and the Unaffiliated Seller may otherwise have.

            (ii) The Originators and the Unaffiliated Seller, jointly and severally, agree to indemnify and to hold the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor may sustain in any way related to the failure of any of the Originators or the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement. The Originators or the Unaffiliated Seller shall immediately notify the Depositor if a claim is made by a third party with respect to this Agreement, and the Originators or the Unaffiliated Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor in respect of such claim. Pursuant to the Pooling and Servicing Agreement, the Trustee shall reimburse the Unaffiliated Seller in accordance with the Pooling and Servicing Agreement for all amounts advanced by the Unaffiliated Seller pursuant to the preceding sentence except when the claim relates directly to the failure of the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement.

         (b) The Depositor agrees to indemnify and hold harmless each of the Originators and the Unaffiliated Seller, each of their respective directors and each person or entity who controls the Originators or the Unaffiliated Seller or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Originators or the Unaffiliated Seller or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Originators and the Unaffiliated Seller and any such director or controlling person for any legal or other expenses incurred by such party or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission relating to the information set forth in subsection (a)(i) of this Section 4.04; provided, however, that in no event shall the Depositor be liable to the Unaffiliated Seller under this paragraph (b) in an amount in excess of the Depositor's resale profit or the underwriting fee on the sale of the Certificates. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section
4.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.04 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.04 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) subject to the limits set forth in subsection (a) and subsection (b) of this Section 4.04; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Originators and the Unaffiliated Seller on the one hand, and the Depositor on the other, the Originators', the Unaffiliated Seller's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Originators, the Unaffiliated Seller and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.04, each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Originators or the Unaffiliated Seller, and each person, if any who controls the Originators or the Unaffiliated Seller within the meaning of
Section 15 of the Securities Act, shall have the same rights to contribution as the Originators and the Unaffiliated Seller.

                                  ARTICLE FIVE

                              CONDITIONS OF CLOSING

         Section 5.01. Conditions of Depositor's Obligations. The obligations of the Depositor to purchase the Mortgage Loans will be subject to the satisfaction on the Closing Date of the following conditions. Upon payment of the purchase price for the Mortgage Loans, such conditions shall be deemed satisfied or waived.

         (a) Each of the obligations of the Unaffiliated Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Unaffiliated Seller under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Depositor shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Unaffiliated Seller.

         (b) The Depositor shall have received a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Deloitte & Touche LLP, independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement under the captions "Prepayment and Yield Considerations" and "The Mortgage Pools."

         (c) The Mortgage Loans will be acceptable to the Depositor, in its sole discretion.


         (d) The Depositor shall have received the following additional closing documents, in form and substance satisfactory to the Depositor and its counsel:

            (i) the Mortgage Loan Schedule;

            (ii) the Pooling and Servicing Agreement dated as of September 1, 1998 and the Underwriting Agreement dated as of September 14, 1998 between the Depositor and Prudential Securities Incorporated and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Depositor;

            (iii) officer's certificates of an officer of each of the Originators and the Unaffiliated Seller, dated as of the Closing Date, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

            (iv) copy of each of the Originators and the Unaffiliated Seller's charter and all amendments, revisions, and supplements thereof, certified by a secretary of each entity;

            (v) an opinion of the counsel for the Originators and the Unaffiliated Seller as to various corporate matters (it being agreed that the opinion shall expressly provide that the Trustee shall be entitled to rely on the opinion);

            (vi) opinions of counsel for the Unaffiliated Seller, in forms acceptable to the Depositor, its counsel, S&P and Moody's as to such matters as shall be required for the assignment of a rating to the Class A Certificates of AAA by S&P, and Aaa by Moody's (it being agreed that such opinions shall expressly provide that the Trustee shall be entitled to rely on such opinions);

            (vii) a letter from Moody's that it has assigned a rating of Aaa to the Class A Certificates;

            (viii) a letter from S&P that it has assigned a rating of AAA to the Class A Certificates;

            (ix) an opinion of counsel for the Trustee in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

            (x) an opinion or opinions of counsel for the Servicer, in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion); and

            (xi) an opinion or opinions of counsel for the Certificate Insurer, in each case in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion).

         (e) The Certificate Insurance Policy shall have been duly executed, delivered and issued with respect to the Class A Certificates.

         (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Depositor and its counsel.

         (g) The Unaffiliated Seller shall have furnished the Depositor with such other certificates of its officers or others and such other documents or opinions as the Depositor or its counsel may reasonably request.

         Section 5.02. Conditions of Unaffiliated Seller's Obligations. The obligations of the Unaffiliated Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

         (a) Each of the obligations of the Depositor required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor contained in this Agreement shall be true and correct as of the Closing Date and the Unaffiliated Seller shall have received a certificate to that effect signed by an authorized officer of the Depositor.

         (b) The Unaffiliated Seller shall have received the following additional documents:

            (i) the Pooling and Servicing Agreement, and all documents required thereunder, in each case executed by the Depositor as applicable; and

            (ii) a copy of a letter from Moody's to the Depositor to the effect that it has assigned a rating of Aaa to the Class A Certificates and a copy of a letter from S&P to the Depositor to the effect that it has assigned a rating of AAA to the Class A Certificates.

            (iii) an opinion of counsel for the Trustee in form and substance acceptable to the Unaffiliated Seller and its counsel;

            (iv) an opinion or opinions of counsel for the Certificate Insurer, in each case in form and substance acceptable to the Unaffiliated Seller and its counsel;

            (v) an opinion of the counsel for the Depositor as to securities and tax matters; and

            (vi) an opinion of the counsel for the Depositor as to true sale matters.

         (c) The Depositor shall have furnished the Unaffiliated Seller with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Unaffiliated Seller may reasonably request.

         Section 5.03. Termination of Depositor's Obligations. The Depositor may terminate its obligations hereunder by notice to the Unaffiliated Seller at any time before delivery of and payment of the purchase price for the Mortgage Loans if: (a) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller, or for the winding up or liquidation of the affairs of the Unaffiliated Seller; (c) there shall have been the consent by the Unaffiliated Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller or of or relating to substantially all of the property of the Unaffiliated Seller; (d) any purchase and assumption agreement with respect to the Unaffiliated Seller or the assets and properties of the Unaffiliated Seller shall have been entered into; or (e) a Termination Event shall have occurred. The termination of the Depositor's obligations hereunder shall not terminate the Depositor's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                   ARTICLE SIX

                                  MISCELLANEOUS

         Section 6.01. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Depositor, addressed to the Depositor at Prudential Securities Secured Financing Corporation, One New York Plaza, 14th Floor, New York, New York 10292,
Attention: Asset Finance Group, or to such other address as the Depositor may designate in writing to the Unaffiliated Seller and if to the Unaffiliated Seller, addressed to the Unaffiliated Seller at ABFS 1998-3, Inc., Balapointe Office Centre, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, Pennsylvania 19004, Attention: Mr. Anthony Santilli, Jr., or to such other address as the Unaffiliated Seller may designate in writing to the Depositor.

         Section 6.02. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         Section 6.03. Agreement of Unaffiliated Seller. The Unaffiliated Seller agrees to execute and deliver such instruments and take such actions as the Depositor may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         Section 6.04. Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans.

         Section 6.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 6.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other party to this Agreement and the Certificate Insurer; provided, however, that the Depositor may assign its rights hereunder without the consent of the Unaffiliated Seller.

         Section 6.07. Confirmation of Intent; Grant of Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor as contemplated by this Unaffiliated Seller's Agreement be, and be treated for all purposes as, a sale of the Mortgage Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Originators to the Unaffiliated Seller or by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Originators or the Unaffiliated Seller, as the case may be. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Originators or the Unaffiliated Seller then (a) this Unaffiliated Seller's Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor of a security interest in all of such parties' right, title and interest in and to the Mortgage Loans and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Depositor of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Originators, the Unaffiliated Seller and the Depositor shall, to the extent consistent with this Unaffiliated Seller's Agreement, take such actions as may be necessary to ensure that, if this Unaffiliated Seller's Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

         Section 6.08. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 6.09. Amendments. (a) This Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor by written agreement, upon the prior written consent of the Certificate Insurer, without notice to or consent of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

         (b) This Agreement may be amended from time to time by the Unaffiliated Seller and the Depositor with the consent of the Certificate Insurer, the Majority Certificateholders and the Holders of the majority of the Percentage Interest in the Class R Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the REMIC Trust as a REMIC or cause a tax to be imposed on the REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby.

         (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 6.10. Third-Party Beneficiaries. The parties agree that each of the Certificate Insurer and the Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of the Depositor under this Agreement which are assigned to the Trustee for the benefit of the Certificateholders and the Certificate Insurer pursuant to the Pooling and Servicing Agreement and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller under Section 4.01 and 4.04(a)(ii) of this Agreement. The parties further agree that Prudential Securities Incorporated and each of its directors and each person or entity who controls Prudential Securities Incorporated or any such person, within the meaning of Section 15 of the Securities Act (each, an "Underwriter Entity") is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller with respect to each Underwriter Entity under Section 4.04(a)(i) of this Agreement.

         Section 6.11. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         (b) THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 6.01 OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID. THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE DEPOSITOR AND THE UNAFFILIATED SELLER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

         (c) THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.


         Section 6.12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties, to this Unaffiliated Seller's Agreement have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                      PRUDENTIAL SECURITIES SECURED
                                      FINANCING CORPORATION



                                      By:___________________________________
                                      Name:
                                      Title:


                                      ABFS 1998-3, INC.



                                      By:__________________________________
                                      Name:
                                      Title:


                                      AMERICAN BUSINESS CREDIT, INC.



                                      By:__________________________________
                                      Name:
                                      Title:


                                      HOMEAMERICAN CREDIT, INC.,
                                      D/B/A UPLAND MORTGAGE



                                      By:_________________________________
                                      Name:
                                      Title:


                                      NEW JERSEY MORTGAGE INVESTMENT
                                      CORP.



                                      By:_________________________________
                                      Name:
                                      Title:

STATE OF NEW YORK   )
                    )  ss.
COUNTY OF NEW YORK  )


         On September 29, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be a Vice President of Prudential Securities Secured Financing Corporation, a Delaware corporation, the corporation that executed the within Unaffiliated Seller's Agreement on behalf of said corporation, and acknowledged to me that said corporation executed it.



                               __________________________________________
                               Notary Public

                               My Commission expires:

STATE OF PENNSYLVANIA   )
                        )  ss.
COUNTY OF  MONTGOMERY   )


         On September 29, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be President of ABFS 1998-3, Inc., the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.




                               __________________________________________
                               Notary Public

                               My Commission expires:

STATE OF PENNSYLVANIA  )
                       )  ss.
COUNTY OF MONTGOMERY   )


         On September 29, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be President of American Business Credit, Inc., the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.



                               __________________________________________
                               Notary Public

                               My Commission expires:

STATE OF PENNSYLVANIA  )
                       )  ss.
COUNTY OF MONTGOMERY   )


         On September 29, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared Jeffrey M. Ruben, personally known to me (or proved to me on the basis of satisfactory evidence) to be a Senior Vice President of HomeAmerican Credit, Inc., d/b/a Upland Mortgage the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.



                               __________________________________________
                               Notary Public

                               My Commission expires:

STATE OF NEW JERSEY     )
                        )  ss.
COUNTY OF _____________ )


         On September 29, 1998 before me, the undersigned, a Notary Public in and for said County and State, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be __________________ of New Jersey Mortgage Investment Corp., a New Jersey corporation the entity that executed the within Unaffiliated Seller's Agreement; on behalf of said corporation, and acknowledged to me that said corporation executed it.


                               __________________________________________
                               Notary Public

                               My Commission expires:

                                                                      EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

         LOAN_ID                                          CUST_NAME      CRED_LIM                BALPRIN

                                                                      NON-CONFORMING
                                                                      --------------
      0000005384                                    ROMY BRAUNSTEIN      90000.00               89270.93
      0000007752                               AVON FUEL AND SUPPLY     285000.00              284348.89
      0000007772                                   THERESA C. BOYCE     280000.00              280000.00
      0000007912                                   ROBERT H. GERKEN      70000.00               69933.45
      0000008212                               ROBERT G. GANTER JR.      40000.00               39890.29
      0000008292                                 RICHARD J. TIMMONS      60000.00               59778.28
      0000008352                                 BIG FLAMINGO, INC.     170000.00              169610.43
      0000008393                     THUNDER ROAD RACING PLUS, INC.     300000.00              293367.67
      0000008475                                          KY CAO LE     234000.00              233526.29
      0000008795                               ELAINE F. BRENSINGER      79000.00               78857.85
      0000008876                          FAMILY LIQUOR STORE, INC.     226000.00              225488.54
      0000008881                         CAFE DU CHEVAL BLANC, INC.     100000.00               99948.69
      0000008901                          J & M INTERNATIONAL, INC.      57000.00               57000.00
      0000009041                                  MICHAEL A. CAESAR     380000.00              380000.00
      0000009173                     FIRST INDIAN RIVER CORPORATION     350000.00              350000.00
      0000009221                     BUCHANAN RECORDING GROUP, INC.     175000.00              175000.00
      0000009502                                  KELIS CORPORATION     210000.00              210000.00
      0000009682                                    SOAP SUDS, INC.     120000.00              120000.00
      0000009742                            ANIMAX PRODUCTIONS, INC      40000.00               40000.00
      0000010003                                 MATTI'S CAFE CORP.     185000.00              185000.00
      0000010046                         SHARON A. SULLIVAN-INGALLS      55000.00               55000.00
      0000010053                                PIZZA GALLERY, INC.     225000.00              225000.00
      0000010058                                     J & L AUTO INC      70000.00               70000.00
      0000010063                                   JIM MCELHOSE,INC     290000.00              290000.00
      0000010087                                     DAVID B. LEWIS     154000.00              154000.00
      0001019054                                    ROBERT SCHIAZZA     297000.00              297000.00
      0001024438                                  STEPHEN D. FORBES     235000.00              234674.26
      0001024941                                 DIANE DAVIS-HUNTER     227500.00              227166.96
      0001027627                                         ALFRED YIN      94000.00               94000.00
      0001027878                                   FRANK K. MC CAGH      30000.00               29987.28
      0001028768                                RONALD P. HAMBRECHT      72500.00               72500.00
      0001028894                                         WALY HAKIM      40000.00               39825.38
      0001029187                                       MUNIR JAFFER      43400.00               42764.33
      0001029571                                   RAYMOND E. STORY     315000.00              315000.00
      0001029614                                       GLENN GROGAN     324000.00              324000.00
      0001030204                                   THOMAS DIMARTINI      65000.00               64951.06
      0001030273                                 THOMAS D. DIMATTEO      57600.00               57600.00
      0001030631                                       WILTON COOKE     243000.00              243000.00
      0001030799                                       EDWARD GREER     280000.00              280000.00
      0001031191                                   CHARLES B. PRICE     272000.00              271028.35
      0001031267                                  CHRISTOPHER DEMMA      54600.00               54600.00
      0001031602                                   ELIZABETH HORTON     248000.00              248000.00
      0001031677                                      SUSAN C. SHIN      70000.00               70000.00
      0001031854                                     PHILIP SALVATO      24000.00               24000.00
      0001031930                                        LEONE VISSE     103000.00              103000.00
      0001032530                                      ALAN J. GRADY     230000.00              229284.00
      0001032629                                   KENNETH M. BROWN     265000.00              265000.00
      0001032835                         HECTOR P. BADEAU AKA HECTO     340000.00              340000.00
      0001033641                                  LORETTA M. YABURA     320450.00              320450.00
      0001033890                                  MICHAEL MAWHINNEY     205000.00              205000.00
      0001034089                                       HAL S. PAYNE     318750.00              318212.20

      0001034143                                     CARLTON KINARD      25000.00               25000.00
      0001034396                                   JOHN C. NUCATOLA      60000.00               60000.00
      0001034574                          RICHARD A. DE CHRISTOFANO     306000.00              306000.00
      0001034632                                   MICHAEL LUDOVICO      38800.00               38800.00
      0001034720                                     BRIAN E. COHEN     274000.00              274000.00
      0001035081                                    THORA T. EASTON      34000.00               34000.00
      0001035540                                       JAMES CAHILL     256500.00              256500.00
      0001035562                                  RONALD J. SKUPIEN     248500.00              248500.00
      0001035632                                       BRIAN KELSCH     252000.00              252000.00
      0001035733                                      LEONARD SPADA     325800.00              325800.00
      0001036065                                    BHOLI K. TREHAN     150000.00              150000.00
      0001036189                                      DOREEN JIVENS     234000.00              234000.00
      0001036222                                    BRAD P. CAPUANO     207000.00              207000.00
      0001036740                                     RAFAEL ALMONTE     302940.00              302940.00
      0001036747                                    RICHARD A. GASH     301500.00              301500.00
      0001037385                                  LAWRENCE J. COHEN      26500.00               26500.00
      0001037424                                    VALERIE MASSARO     157500.00              157500.00
      0001037531                             ANNE ELIZABETH PILEGGI      77800.00               77800.00
      0001037690                                  SHERMAN POYTHRESS     337500.00              337500.00
      0001037820                                  JOHN A. GIANGUZZI     255000.00              255000.00
      0001038032                                     MICHAEL NELSON     235800.00              235800.00
      0008881584                                THOMAS J. SMITH SR.     260000.00              260000.00
      0008882050                                   ROBERT GIARRUSSO      95000.00               95000.00
      0009006574                                   EUGENE M. KOSACK     146000.00              146000.00
      0009010425                                   LAWRENCE R. KANE      40000.00               40000.00
      0009010816                               HARRY ROBERT SEYBOLD     103000.00              103000.00
      0009011654                                  ROBERT W. BEATTIE      50000.00               50000.00
      3019800678                                         ANNA ORTIZ     233000.00              233000.00
      3019805472                                      AARON HOFFMAN     280000.00              279808.13
      3019805860                                      EUGENE DALTON     243000.00              242532.01
      3019806431                                   JOSEPH R. DAILEY     290000.00              290000.00
      3019831977                                     SAMUEL SHORTER     240555.00              239464.84
      3019834133                                   PATRICIA LARRIER     310500.00              310443.57
      3019835600                                 MICHAEL J. MARRESE     350000.00              350000.00
      3019835684                                  ROBERT E. LITTELL     300000.00              297109.90
      3019835978                                      JIM M. TANNER     350000.00              348413.10
      3019836397                              BERNARDO D. GONZALES,     312000.00              310891.79
      3019837146                                      ANDRE L BETTS     232500.00              231991.20
      3019837444                                  PELL T COLLINS IV     345000.00              345000.00
      3019837960                                    KAREN J IVERSON     279500.00              279500.00
      3019838230                                         VICTOR LEE     256000.00              256000.00
      3039832511                                       KEITH PATTIZ     286000.00              286000.00
      3039834899                             MARTHA ELIZABETH MCCUL     120000.00              119626.44
      3039835338                                    SUZANNE G. JAHN     146000.00              145712.51
      3039836313                                    THOMAS CORREGAN     108000.00              108000.00
      3039836631                              LARRY WING CHUNG TONG     167400.00              166840.12
      3039837389                                      RONALD GOLICK      30000.00               30000.00
      3039838470                                       JOHN J. TODD     100000.00              100000.00
      3119836625                                      DANIEL R PONN     311000.00              310568.05
      3119837462                                   EDWIN T BIEHL JR     350000.00              350000.00
      3119838169                                    KAREN M SANSONE     274500.00              274500.00
      3119838408                                      EDWARD ARBEIT     350000.00              350000.00
                                                                              103         $20,061,606.79

                                                                                          CONFORMI   ING
                                                                                                NG

      0000005844                             ASSAGGI D'ITALIA, INC.     100000.00              100000.00
      0000007732                                      JAMES E. FINK      69000.00               68781.83
      0000007792                              CATHERINE L. BILLINGS      40000.00               39749.10
      0000007812                                          R&R, INC.      20000.00               19981.80
      0000007832                           ANELLI ENTERPRISES, INC.      20000.00               19941.55
      0000007872                                   BRIAN R. DZIENNY      31500.00               31485.29
      0000007892                                        JENKS' INC.     108000.00              107800.39
      0000007932                               KIMBERLY DINER, INC.      45000.00               44879.05
      0000007972                               JOSEPH P. POTTER JR.      78000.00               77820.68
      0000007992                     SMALLS' STEPPING STONE DAY CAR     127000.00              126823.38
      0000008012                                     FRANCINE NIGRO      78000.00               77864.47
      0000008052                                       HUONG K. TAN      24000.00               24000.00
      0000008072                     NORTHERN BAY CONTRACTORS, INC.     220000.00              216016.84
      0000008092                                   MICHAEL L. LEIDY      40000.00               39891.34
      0000008112                                  DANIEL M. WALTERS      25000.00               24855.08
      0000008132                      ANTONINO H. CALON, M.D., P.A.      75000.00               74627.13
      0000008152                                      JOAN W. HARDY      60000.00               59568.49
      0000008232                                     CARMEN D'AMORE      17000.00               16631.19
      0000008252                      FOREST HILL CONTRACTING, INC.      45000.00               44897.46
      0000008272                     PORTUGUESE-AMERICAN SUPERMARKE      30000.00               30000.00
      0000008312                               WILLIAM J. CULLINANE     175000.00              175000.00
      0000008372                     DISCOUNT CARPET AND WALL COVER      90000.00               89677.05
      0000008392                                   CARDALE A. GOENS      24000.00               24000.00
      0000008412                     WILLIAMS QUICK COPY/PRINT CENT     115000.00              115000.00
      0000008413                                  ROBERT E. JENKINS      34000.00               33999.21
      0000008434                               MOUNT MONUMENT CORP.     115000.00              114741.99
      0000008435                                     ALONZO PICKRON      35000.00               34552.20
      0000008455                                    DAVID R. DARRAH      35000.00               35000.00
      0000008495                     SUFFOLK COPYWORLD & STATIONERS      90000.00               90000.00
      0000008515                     THREE CORNERS BRIDAL SUPPLY CO     145000.00              145000.00
      0000008535                               CLASSIC MARINE, INC.      38000.00               37847.23
      0000008575                         DOUBLE JACK'S TAVERN, INC.      23000.00               22696.19
      0000008595                                       PAUL BINDELL     100000.00               99722.05
      0000008615                              RICHARD G. WEINLE JR.      17000.00               16984.51
      0000008655                                     EDGAR S. VITEK      30000.00               29892.71
      0000008675                              PETER M. MENSICK, JR.      24000.00               24000.00
      0000008695                                  MICHAEL A. TURNER      65000.00               65000.00
      0000008835                           KEGRESSE & FOGERTY, INC.      66000.00               65851.93
      0000008855                                   CAROLYN E. ALLEN      50000.00               49932.23
      0000008875                          APOLLO IMPORT SERVICE LTD      65000.00               64738.69
      0000008879                              SHIPWAY'S AGAIN, INC.      30000.00               29972.66
      0000008880                                   SUSAN D. SIRMONS      27000.00               26976.54
      0000008961                                BRUCE & STIFF, INC.     105000.00              104764.44
      0000008981                                        MARCS, INC.     193000.00              192994.89
      0000009001                                      BILLY W. BUCK      41000.00               40908.01
      0000009021                              COOZER'S LOUNGE, INC.     135000.00              134472.37
      0000009061                     JAMES H. MILLER, JR. PLUMBING,     175000.00              174807.40
      0000009081                       ROSE'S CURTAIN DESIGNS, INC.      40000.00               39892.49
      0000009101                                          PAUL AXEN      20000.00               19717.54
      0000009121                                    LAWRENCE P. RAY      25000.00               24966.12
      0000009141                                          ZDI, INC.      50000.00               49954.44
      0000009174                               STEERING WHEEL, INC.     195000.00              194371.37
      0000009175                                 N & N FAMILY, INC.      78000.00               77721.07
      0000009241                                    PAUL J. DIAMOND      40000.00               39874.71
      0000009242                                     VICTOR VICENTE      55000.00               54852.16

      0000009262                                       LIPPY'S INC.     100000.00               99109.39
      0000009282                                     DONALD A. MULL      35000.00               34952.55
      0000009283                                     RUTH ANN WEARY      25000.00               24910.59
      0000009302                                INDEX MENSWARE INC.     100000.00               99686.81
      0000009342                                        HOLTZ, INC.      15000.00               15000.00
      0000009362                      PETRO'S STEEL & IRONWORKS INC      35000.00               34833.65
      0000009382                                   BLANCHE M. SMITH      18000.00               17911.65
      0000009402                            RON'S TACKLE SHOP, INC.      25000.00               25000.00
      0000009422                                   WILMA N. WATKINS      17000.00               17000.00
      0000009442                                     FREDI W. BOESE      25000.00               25000.00
      0000009443                                       JAMES WRIGHT      72000.00               72000.00
      0000009462                                   DORENE M. LAROSA      49000.00               49000.00
      0000009522                                      SHERRY MOONEY      58000.00               58000.00
      0000009562                                  LORRAINE PHILMORE      30000.00               30000.00
      0000009602                              GIFTS -N- STUFF, LTD.      27000.00               27000.00
      0000009642                           EBBLEE THE FLORIST, INC.      48000.00               47572.51
      0000009662                                    JAMES W. ATKINS      15000.00               15000.00
      0000009702                                     DAVID B. LEWIS      80000.00               80000.00
      0000009722                                      PIER 18, INC.      35000.00               35000.00
      0000009762                           JOHN H. ROBBINS CO, INC.      37000.00               37000.00
      0000009782                                     AUDREY JOHNSON     220000.00              220000.00
      0000009802                              PORT JERVIS DINER INC     150000.00              150000.00
      0000009803                                      LOUISE BIRTON      30000.00               30000.00
      0000009823                       DRASS INSURANCE AGENCY, INC.      28000.00               28000.00
      0000009843                                   CHARLES KMILCSIK      18000.00               18000.00
      0000009863                                 DEBORAH L. JOHNSON      19000.00               19000.00
      0000009883                                 R.G. FRIDLEY, INC.      37500.00               37500.00
      0000009923                                PATRICK M. MCANEENY      14000.00               14000.00
      0000009963                                  BENJAMIN N. TUPAS      28000.00               28000.00
      0000009983                                      TOBALDI,  LTD      50000.00               50000.00
      0000010023                                 DENISE M. CARMELLA      15000.00               15000.00
      0000010044                                    FRANCIS DUMBUYA      68000.00               68000.00
      0000010045                          RITE WAY MANAGEMENT CORP.      45000.00               45000.00
      0000010048                                   FINN'S NEWSSTAND     165000.00              165000.00
      0000010049                          TEDDI WALL FINISHING, LTD      45000.00               45000.00
      0000010050                                   JOHN J. NOLAN IV      15000.00               15000.00
      0000010051                             GOOD LUCK TAVERN, INC.      55000.00               55000.00
      0000010055                                    RHONDA HOLLOWAY      15000.00               15000.00
      0000010056                                    LISA DERRICKSON      55000.00               55000.00
      0000010057                                ROBERT C. HENRY, II      28000.00               28000.00
      0000010059                                ANTHONY A. ORAPALLO      35000.00               35000.00
      0000010061                                  BRADLEY WHITEHEAD     109000.00              109000.00
      0000010062                                 DONATO BROS., INC.      60000.00               60000.00
      0000010064                      VIA CARE INFO SOLUTIONS, INC.      30000.00               30000.00
      0000010065                              VON WESTERNHAGEN INC.     130000.00              130000.00
      0000010066                                     WILMA J. BANKS      25000.00               25000.00
      0000010068                     WEATHER-SHIELD REMODELING, INC      45500.00               45500.00
      0000010069                           GRAUBART & GRAUBART PTR.     180000.00              180000.00
      0000010071                                     PAUL F. DOWNES      50000.00               50000.00
      0000010072                              TORNADO FASHION, INC.      40000.00               40000.00
      0000010073                           ABSOLUTELY CLEANERS, INC      22000.00               22000.00
      0000010074                              FLORAL SYMPHONY, INC.      50000.00               50000.00
      0000010075                                         JAMES LIEM      56500.00               56500.00
      0000010076                                  MICHAEL BERBERICH      60000.00               60000.00
      0000010077                                       SUSAN KASRAI      34000.00               34000.00
      0000010081                              OXON HILL MUSIC, INC.      20000.00               20000.00


      0000010082                                 JENNIE P. TOLLIVER      50000.00               50000.00
      0000010083                             CHRISTOPHER E. LEBLANC      20000.00               20000.00
      0000010085                     DIAZ CONSTRUCTION & REMODELING      45000.00               45000.00
      0000010088                                LAWRENCE F. GOMBEDA      70000.00               70000.00
      0000010089                                  ROY R. WALTON JR.     170000.00              170000.00
      0000010090                     POINT PLEASANT FURNITURE COMPA      55000.00               55000.00
      0000010092                     SENNTEK DIGITAL SOLUTIONS, INC      85000.00               85000.00
      0000010093                               PARTY CUPBOARD, INC.      28000.00               28000.00
      0000010094                                   RALPH S. JACKSON      25000.00               25000.00
      0000010095                                  RANDALL JACQUEMIN      30000.00               30000.00
      0000010099                                      KATIEDID INC.      30000.00               30000.00
      0000010100                                    DORIS LEE JAMES      38000.00               38000.00
      0000010102                                     KYONG TAE CHON      20000.00               20000.00
      0000010104                                       TODD A. SWIM      16000.00               16000.00
      0000010106                                  COLE' S USED CARS     142000.00              142000.00
      0000010108                                LAURA JANE M. LEIBY      40000.00               40000.00
      0001012992                                      CONNIE CONWAY      36000.00               36000.00
      0001015687                                CHARMAINE F. KIRSCH      35000.00               34804.30
      0001016948                               YUKSEL BICIOGLU HUNT      15000.00               14829.19
      0001019180                                  JOANNA DALE HALEY      67500.00               67500.00
      0001019612                                      JOHN MARTUCCI      60300.00               60119.33
      0001019964                                     GAIL A. NOONAN      92800.00               92642.20
      0001020041                               CHARLES T. MCDERMOTT      42000.00               42000.00
      0001020276                                     JESSE K. CLARK     107000.00              107000.00
      0001020832                                      STEVE TRAVALI     135000.00              134921.74
      0001021135                                      JOHN HIGHLAND      36000.00               36000.00
      0001021152                             SHANNON MAURICE BRODIE      37800.00               37800.00
      0001021337                              RUSSELL BRYANT BUTLER      40375.00               40370.83
      0001022034                                  EILEEN E. REPSHER      65250.00               65250.00
      0001022265                                 WILLIAM S. MCGUIRE      35900.00               35791.73
      0001022312                                      GARY L. KLINE      63000.00               63000.00
      0001022322                                      RAY JONDONERO      72250.00               72002.24
      0001022356                                      DAVID R. BELL      55250.00               55229.13
      0001022426                                 ROBERT N. TOWNSEND      50000.00               50000.00
      0001023330                                 PATRICIA A. KIRSCH      21000.00               20789.83
      0001023355                                        JAMES HEARD      70875.00               70677.49
      0001023666                                     BERTHA LINDSEY      40000.00               40000.00
      0001023824                                   ROBERT A. BRIGHT      47200.00               47200.00
      0001023965                                   PATRICK KAMMERER      42610.00               42327.15
      0001024007                                GEORGE J. NOONA JR.      72000.00               71796.73
      0001024307                                 ANDREAS ANDONIADIS     100000.00               99809.19
      0001024405                                     RONALD BOUGHEY      20000.00               19766.20
      0001024463                             NORMAN JERRY ALLEN JR.      29500.00               29178.94
      0001024473                                  DONNA L. GILLIGAN      37000.00               36847.50
      0001024495                                       STACY CRONIC      39000.00               39000.00
      0001024713                                      MARY JO JAFFE      35000.00               35000.00
      0001024718                               RICHARD J. HANDSCHUH     126000.00              126000.00
      0001024776                                      KURT W. MARTI      72900.00               72782.21
      0001025093                                  ROBERT P. WHEELER      16000.00               16000.00
      0001025240                                        MURIEL KING      46300.00               46182.82
      0001025268                                EDWARD L. ARMSTRONG      25000.00               24753.46
      0001025304                              DELORES RATLIFF BRENT      13500.00               13465.97
      0001025336                          MARGARET DELORES STUDEVAN      23400.00               23399.03
      0001025365                                     ARTHUR KISTLER      57500.00               57314.82
      0001025422                                  TRUDY ANNE TAYLOR     100000.00               99957.45
      0001025432                                  SHARON B. GRIFFIN      28000.00               27802.07


      0001025474                                 CAROL S. TIMMERMAN      85000.00               84645.57
      0001025538                                     EUGENE ELLISON      20000.00               19805.52
      0001025635                                  JOSEPH F. DE ROSE      81000.00               80799.08
      0001025665                                    JOHN B. OSBORNE      60000.00               59852.11
      0001025835                                 WILLIAM R. WALLACE      22500.00               22476.22
      0001025931                                   EDWARD D. BOTZUM      37000.00               36991.54
      0001025968                                    VERONICA PIERCE      78795.00               78789.81
      0001026087                                   SIDNEY P. WALKER      44000.00               44000.00
      0001026089                                  HELEN J. ANDERSEN     118000.00              117189.98
      0001026185                                 SHIRLEY ANN RHAMES      58500.00               58476.64
      0001026224                                 TAMARA KIRKPATRICK      27000.00               26946.83
      0001026334                                    INEZ ORR STEELE      75000.00               74687.34
      0001026380                                WILLIAM J. KEHOE JR     125000.00              124707.40
      0001026471                                    KENNETH ENGLAND      63750.00               63612.49
      0001026480                         MEGAN A. TELESCA N/K/A MEG      17000.00               16954.37
      0001026487                                CHARLES J. REGISTER      20000.00               19949.28
      0001026507                                 ALEXANDER I. RAJIS      26700.00               26700.00
      0001026525                                      GARY G. BLUME      64000.00               63611.00
      0001026533                                  HAROLD M. POULTER      64000.00               63936.72
      0001026536                            RAYMOND G. FRATTONE JR.      54000.00               53848.47
      0001026588                                   CASWELL TOWNSEND      11000.00               10965.06
      0001026611                                     DAVID A. MYERS      17000.00               16833.80
      0001026683                                 JENNIFER A. SONGER      77350.00               77350.00
      0001026747                               GERALD M. SWARTZBERG      22000.00               22000.00
      0001026750                                     CLYDE PETERSON      18000.00               17850.62
      0001026816                                     CELIA GONZALEZ      65000.00               64927.20
      0001026897                                     BOBBY LEE MOON      61700.00               61597.39
      0001026932                                  LATANYA U. HENSON      56700.00               56700.00
      0001026978                                   JOAN ANN DEMASSE      50000.00               49811.74
      0001026996                                     GEORGE CARLIER     122000.00              122000.00
      0001027019                                    JACK J. KENNEDY     154200.00              153295.10
      0001027027                                    LINDA MCEACHERN      26000.00               25787.01
      0001027093                                HALIMAH H. PHILLIPS      64000.00               63926.29
      0001027124                                    BARRY WHITMOYER      67200.00               67200.00
      0001027161                                   SHIRLEY T. EALEY     180000.00              179751.55
      0001027264                                      JOSEPH MAGNES      50000.00               49913.76
      0001027271                               ROBERT H. VAN HOESEN      25000.00               24858.04
      0001027278                                     BLAISE PASTORE      86800.00               86800.00
      0001027293                                HELEN VIRGINIA WADE     120600.00              120588.52
      0001027298                                       JAMES BISHOP      96000.00               95992.52
      0001027349                                   DARLENE W. EBRON      56000.00               55944.29
      0001027420                                      ELLA E. LEWIS      60000.00               60000.00
      0001027456                                        JOHN DUBOIS      60000.00               60000.00
      0001027470                                MICHAEL M. DESIMONE      25000.00               24645.01
      0001027475                                  PHILLIP G. HEINER     200000.00              200000.00
      0001027486                                   ERIC A. BATHURST      81000.00               81000.00
      0001027524                                  MICHAEL A. BATTLE      24000.00               23882.39
      0001027527                                    JAMES W. POWELL      58500.00               58235.31
      0001027546                                  JOSEPH C. HARTLEY      56700.00               55924.59
      0001027548                                        GARY GIBSON      30000.00               29666.59
      0001027568                                    HELEN C. WALKER      17000.00               16916.08
      0001027607                                       DIANE MILLER      32000.00               31930.28
      0001027613                              CHRISTOPHER J. WAGNER      31750.00               31750.00
      0001027650                                   PETER D. SAMUELS      25000.00               24974.64
      0001027665                                  HERBERT K. POWELL      17700.00               17700.00
      0001027702                                  MICHAEL J. DEMAYO      37100.00               36793.51

      0001027709                                JUNE GOODWIN BURRIS      25000.00               24962.70
      0001027792                                  PATRICIA E. BROWN      68000.00               67955.88
      0001027794                                     ROBERT T. ROSE     119000.00              119000.00
      0001027798                                     DAMON M. LOWRY      14500.00               14345.51
      0001027803                                     ROSIE GHOLSTON      52000.00               51641.10
      0001027815                                     DANIEL COURSEY      36550.00               36531.68
      0001027853                                     THOMAS HOFFMAN      53500.00               53488.63
      0001027858                                   ROBERT W. STACEY      50400.00               50225.44
      0001027946                               WILLIAM L. CARPENTER      25000.00               24921.86
      0001027953                               DEBORAH S. STEVENSON      36000.00               35617.96
      0001027957                                    JAMES H. MARSEE      86000.00               85707.22
      0001027968                                      EFRAIN NEGRON      40000.00               39853.33
      0001027983                                      ESAU HAIRSTON      47200.00               47064.63
      0001027986                                    KENNETH R. SNOW      12000.00               11884.90
      0001027987                                ANTHONY VASCONCELOS      19200.00               18983.61
      0001027998                                 MARCIA E. GAUTHNEY      35000.00               34750.75
      0001028010                                   ANGELO ROSSILLIO      25000.00               24916.55
      0001028039                                    VELMA L. GRIGGS      54400.00               54230.42
      0001028043                                     IDA G. PROPHET      80000.00               79907.28
      0001028048                                   ROMAINE S. NOBLE      13500.00               13500.00
      0001028049                               TIMOTHY P. O'DONNELL      54000.00               53889.14
      0001028071                                  ANTHONY REGINELLI      20198.00               20138.90
      0001028075                                  VERONICA CHANDLER      31000.00               30867.39
      0001028116                                    STANLEY BRZYSKI      31000.00               30960.02
      0001028120                                    WAYNE P. MALLON     100000.00               99885.73
      0001028138                               DORIS M. PLOTTENBERG     121665.47              121665.47
      0001028147                                    ROBERT SANTELLA      13450.00               13384.37
      0001028154                                   ANTHONY DE MARCO     106200.00              106064.38
      0001028162                                       DANIEL KLOSS      23350.00               23350.00
      0001028185                                      NEAL ALICAKOS     171000.00              171000.00
      0001028188                             DIMITRIOS KONTOGEORGOS      88500.00               88500.00
      0001028190                                  SALVATORE PERNACI      42000.00               41865.45
      0001028196                                   DAVID A. SPENCER      76000.00               76000.00
      0001028206                                    CARROL A. CREWS      57800.00               57658.01
      0001028208                               PRISCILLA OGUNMWONYI      77400.00               77307.43
      0001028242                                    REBECCA C. SAUL      15200.00               15118.63
      0001028266                           CHRISTOPHER SCOTT HINSON      56100.00               56100.00
      0001028275                                 ROBERT B. CREMEANS      36600.00               36600.00
      0001028280                                 AGAPITO VILLANUEVA      41600.00               41129.24
      0001028281                                    GEORGE KUCY JR.      40000.00               39761.68
      0001028286                                  JONES BEDFORD III      35000.00               34922.20
      0001028288                                  STACEY E. REDMOND      18000.00               17984.56
      0001028303                                          LISA DIAZ      55000.00               54964.24
      0001028313                               CHRISTINA A. TORCHIA      32800.00               32710.98
      0001028314                                   ALICE A. WITTMER      45000.00               44936.58
      0001028350                                 WILLIAM C. STANTON      52500.00               52500.00
      0001028353                                    MIRIAN E. HAYES      36000.00               35931.32
      0001028359                                       BETTY PRINCE      56000.00               55923.25
      0001028375                                  ROBERT L. RUSHTON      67500.00               67405.39
      0001028379                                 SANDRA S. JOHNSTON      54400.00               54367.29
      0001028382                                     NELLIE BURGESS      64000.00               63306.23
      0001028392                              THOMAS J. CLONAN, JR.      20870.00               20847.33
      0001028398                                     RICHARD CARMEN      92650.00               92650.00
      0001028403                                     DANIEL LETTIRE      29450.00               29300.03
      0001028412                                   SALVATORE MARASA      20000.00               19992.56
      0001028417                                    MICHAEL PAULHUS     112500.00              112496.07

      0001028423                                      LOIS VISINGER     121500.00              121500.00
      0001028429                                  DOUGLAS M. KAISER      57600.00               57550.59
      0001028439                                        JOHN O'MARA      18525.00               18525.00
      0001028441                                     MATTIE R. CAMP      57800.00               57773.20
      0001028452                                       JAMES GANNON     182000.00              182000.00
      0001028464                               AMERICO STELLATO JR.     135000.00              134837.49
      0001028480                                   WILLIAM J. BECHT      56000.00               55697.16
      0001028488                                   YVONNE W. MATTOX      70200.00               70200.00
      0001028504                                       KEVIN DEVINE     111600.00              111529.40
      0001028510                               ALBERT H. BAKER, III      34400.00               34143.85
      0001028516                               JAMES ROBERT WOODLEY      25000.00               24908.84
      0001028522                                     BRIAN C. MENKE      83000.00               82483.69
      0001028524                                       FREDDIE BASS      23000.00               22924.07
      0001028527                                     WILSON E. NOLL      43000.00               42841.92
      0001028542                                   LENORE R. RIGELL     130000.00              130000.00
      0001028546                                     ROBERT L. CATO      36650.00               36500.98
      0001028555                              JUANITA COCHRAN-BOONE      12500.00               12169.29
      0001028560                                  ROBERT M. ALLEGRA     126000.00              126000.00
      0001028566                                  TIMOTHY M. GAUNTT      15500.00               15470.29
      0001028571                                     ROBERT A. BELL      57800.00               57800.00
      0001028583                                     ALFRED JACKSON      43200.00               42991.79
      0001028603                                   BEVERLY J. HURTA      33600.00               33423.34
      0001028606                                    MARY E. BLEVINS      80000.00               79758.55
      0001028616                                  RICHARD P. LOPATA      56000.00               55782.77
      0001028619                                        LARRY HAYES     104700.00              104549.83
      0001028622                                 KENNETH RUBINSTEIN      23000.00               22870.61
      0001028629                                     BUFORD MCCLURE      68000.00               68000.00
      0001028631                                  RACHEAL K. SMOGUR      52000.00               51968.41
      0001028636                                    SERGE BLANCHARD      50400.00               50400.00
      0001028654                                   LEOPOLD MONTEITH     142650.00              142650.00
      0001028668                                    PAUL W. WADDELL      45000.00               44455.30
      0001028670                                    BILLIE R. BUREL      59500.00               59366.68
      0001028680                                        JOSE MATUTE      63000.00               63000.00
      0001028683                                    DAVID M. TRUSTY      48100.00               48016.95
      0001028720                                  JOYCE M. ANDERSON      56250.00               56250.00
      0001028738                                       GINA JOHNSON      81600.00               81509.12
      0001028741                                 MISTY G. BERNHAGEN      57600.00               57551.29
      0001028749                                    ANTHONY CLEMONS      10420.00               10375.07
      0001028750                                      STANLEY HOLTS      66000.00               66000.00
      0001028752                                   MICHAEL SULLIVAN      12570.00               12570.00
      0001028755                                   PAULINE E. EARLE      26000.00               26000.00
      0001028767                                    ANTHONY TRANUMN     160200.00              160200.00
      0001028774                                      SUZANNE WHITE      13500.00               13500.00
      0001028779                                   LINDA D. BRIGHAM      46400.00               46313.99
      0001028781                                      BRIAN J. REMS     171700.00              171700.00
      0001028784                                 MACIEJ S. LUBASZKA      26400.00               26209.02
      0001028795                                       KELVIN LOUIE     180000.00              180000.00
      0001028832                                   THOMAS LEE MOODY      35700.00               35661.10
      0001028833                                 GEORGE BRUCE OLIVE      22650.00               22591.59
      0001028837                                   BRIAN WADDINGTON      74800.00               74778.03
      0001028838                                      FRANK SAUDARG      56100.00               56020.48
      0001028874                                       LISA T. CANN      60000.00               59868.97
      0001028878                                      ALAN S. MCVEY     130500.00              130500.00
      0001028889                                 ROBERT S. CAMPBELL      87750.00               87654.39
      0001028896                                       TOLAN NGUYEN      40000.00               40000.00
      0001028898                                   TIMOTHY A. SMITH      42500.00               42307.22




      0001028907                                  MARY FRANCES CASH      48300.00               48300.00
      0001028920                                   WILLIAM J. MAHER      66000.00               65817.87
      0001028966                                   JOHN M. BALOTSKY      37000.00               36702.10
      0001028973                                        KAREN STELL      60550.00               60497.44
      0001028974                                    GERALD W. SMITH      82000.00               81909.40
      0001028976                               BOBBY CALLOWAY GORDY      64800.00               64800.00
      0001028981                                  DEBORAH ANN DOYLE     111500.00              111317.38
      0001029000                                  RAMONA G. HOUSTON      10800.00               10765.10
      0001029003                                    WILHELMINA PYLE      60000.00               59832.17
      0001029012                                     WILLIAM ZESTER      20600.00               20596.50
      0001029013                                  STEPHEN R. BENSON      17000.00               16855.25
      0001029014                                      HELEN CIPELLI      28000.00               28000.00
      0001029020                                    CHARLES W. BELL      32000.00               31838.49
      0001029022                                 TANYA M. COVINGTON      16250.00               16130.94
      0001029078                                   GOVERNOR SHERMAN      58300.00               58157.99
      0001029097                                    WILBERT COLBERT      24000.00               23927.61
      0001029108                                   TERRY M. ROBERTS      21116.00               21076.96
      0001029113                               JEFFREY J. JAREMBACK      10000.00                9988.81
      0001029133                                  SHELIA B. GILLIAM      10000.00                9992.72
      0001029151                                  DONALD P. FREEMAN      40000.00               39886.38
      0001029156                                LEONARDO B. PRINGLE      95400.00               95234.22
      0001029163                                  PAOLO SCAGLIARINI     150000.00              149897.22
      0001029164                                   WAYNE B. DESHLER      38400.00               38371.53
      0001029166                                  CRAIG D. MUSGNUNG     100000.00               99828.24
      0001029169                                    ANTHONY RAMIREZ     123250.00              123115.74
      0001029184                                      JOHN L. BANKS      10880.00               10880.00
      0001029189                                  MARY M. HURNOVICH      56250.00               56250.00
      0001029206                                  FELICIA C. CARTER      35000.00               34723.30
      0001029208                                    CHARLES MATHENY      15000.00               14930.97
      0001029213                                      RICHARD CHONG     141300.00              141152.59
      0001029218                                 EUGENE R. FORNARIO      88000.00               87692.60
      0001029237                                JOSEPHINE PIRAGNOLI      45000.00               45000.00
      0001029242                                   PAUL E. NISKANEN      50500.00               50500.00
      0001029267                          BETTY RUTH MOON PATTERSON      67500.00               67396.06
      0001029271                                     DONNA SIMMONDS      15000.00               14827.56
      0001029275                                MICHELLE M. ALBERTY      14900.00               14801.66
      0001029282                                      PETER J. HEIM      66000.00               65975.86
      0001029316                                    SHELIA G. LEACH      44000.00               43900.77
      0001029333                                   DONALD T. POWELL      63000.00               63000.00
      0001029348                                  CARTER S. COLEMAN      87500.00               87396.78
      0001029365                                  ERITH E. WILLIAMS      94500.00               94500.00
      0001029367                                 QUESANDRA W. LEMON      80000.00               79776.98
      0001029388                                  DAVID A. ANDERSON     157000.00              156804.49
      0001029397                                 SHERRIAN BROUSSARD      30000.00               29996.55
      0001029399                                     LARRY R. SMITH      10000.00                9998.36
      0001029401                                       ERIC BEVERLY      16500.00               16284.81
      0001029409                                        GENINE CASE      36000.00               36000.00
      0001029418                                   JEFFREY A. GROSS      75000.00               75000.00
      0001029422                                     RICARDO GARCIA      78000.00               77992.57
      0001029424                                    ALISON M. ASKEW     154800.00              154800.00
      0001029426                                CYNTHIA J. WASHBURN      16000.00               16000.00
      0001029447                                  BRADFORD V. SMITH     108000.00              108000.00
      0001029456                                   NANCY M. COLLINS      67600.00               67543.81
      0001029464                                        BRIAN MENKE      64350.00               63936.38
      0001029475                                CALVIN SION BROPLEH      85500.00               85500.00
      0001029477                                   CHERLEEN P. AMES      40500.00               40496.28



      0001029480                                  PETER M. LATHBURY      64000.00               64000.00
      0001029502                                         LISA SWEAT      48000.00               47840.16
      0001029517                                KATHERINE VLASTARAS     158000.00              158000.00
      0001029521                           PATRICIA KALUNZY PAVNICA      60300.00               60300.00
      0001029528                                  MITCHELL J. SOBEL     180000.00              179456.28
      0001029537                                     ERNESTINE REID      59500.00               59472.41
      0001029561                                 EMANUEL L. JOHNSON      60200.00               60109.99
      0001029570                                LOUIS C. KLUTZARITZ      50500.00               50152.92
      0001029581                                   DANA T. FRANKLIN      25000.00               24987.69
      0001029583                                SAMMY MICHAEL MAGEE      73500.00               73500.00
      0001029585                          FREDERICK P. MITCHELL JR.      36000.00               36000.00
      0001029601                                      BRIAN J. REMS     131000.00              131000.00
      0001029602                                    BERNARD ENGLISH      62900.00               62883.92
      0001029629                                      MARINA THOMAS      45750.00               45749.74
      0001029647                         EVELYN A FIMPLE BY HER ATT      30500.00               30500.00
      0001029653                                       DYONIA MASON      81000.00               81000.00
      0001029660                                  DEBORAH Y. BAYLOR      20000.00               19869.90
      0001029664                               STEPHEN A. MITTNACHT     105300.00              105300.00
      0001029668                                   ANDREW J. HARMER      64500.00               64354.31
      0001029676                               ELSIE SUSAN MARCHESE      35000.00               34910.46
      0001029678                                        HUNG H. BUI      35000.00               34952.82
      0001029685                                  THADDEUS LAWHORNE     125000.00              125000.00
      0001029691                                    MAE L. GALLOWAY      52000.00               51786.84
      0001029704                                BARBARA ANN SUSWELL      49500.00               49080.62
      0001029716                                 HAMMIE M. LOADHOLT      10000.00                9963.88
      0001029719                                JAMES I. CORLEY SR.      30000.00               29965.72
      0001029724                                   ROBERT J. BEATTY     100000.00              100000.00
      0001029753                                   ANDREW J. HARMER      40000.00               39933.24
      0001029785                                JAMES P. RUTIGLIANO      68500.00               68103.82
      0001029792                               DONNA M. BUTTERBAUGH      22000.00               22000.00
      0001029798                                        TODD PIERCE      20000.00               19983.58
      0001029801                                    RUFUS WHITWORTH      50000.00               49945.97
      0001029803                                MERLEND R. MCKNIGHT      98000.00               98000.00
      0001029805                                   SAMUEL L. POWELL      56250.00               56250.00
      0001029809                                REUBEN F. LIVERPOOL     153000.00              153000.00
      0001029810                                  CYNTHIA I. BUTLER      14800.00               14737.21
      0001029832                                ARTIE T. CASTON JR.      44795.00               44795.00
      0001029855                     DIANE M. SUDVOY F/K/A DIANE M.      29950.00               29950.00
      0001029860                                HENRY JOSEPH MARION      62000.00               61791.15
      0001029898                                     DONNA J. POOLE     121500.00              121500.00
      0001029906                                       ALBERT MOORE      99000.00               99000.00
      0001029909                                        EDWIN PEREZ      25000.00               24548.65
      0001029926                               HENRY PHILLIP BURKLE      61200.00               61120.07
      0001029954                                   JOSEPH DISTEFANO      96000.00               95912.15
      0001029955                                  ANGELA E. SALDALA      56000.00               55869.87
      0001029956                                 FLOREDDA C. GAINEY      59000.00               58918.21
      0001029958                                      ROBERT ELLIOT      40000.00               39912.80
      0001029969                                    GERALD WEICHERT     151200.00              151200.00
      0001029986                                     THOMAS C. ROSE      48600.00               48581.64
      0001030002                                      GARY S. ALLIE      28450.00               28349.04
      0001030006                               PAUL A. DE CARLO JR.     202000.00              202000.00
      0001030014                                        LEON GOODIN      59500.00               59500.00
      0001030028                             CHRISTINA M. MUKHERJEE      44000.00               43881.45
      0001030042                                     JOHN R. GILSON      20000.00               19861.67
      0001030045                                   LEWIS C. PRESTON      75200.00               75095.93
      0001030078                                    RAMON FELICIANO      59500.00               59500.00


      0001030082                                    ELLEN A. JAURIS      80000.00               79968.21
      0001030137                                   BRENDA I. REEVES      50000.00               49900.68
      0001030140                              ETHEL CAROLYN GOODWIN      25000.00               24905.07
      0001030144                           MARGUERITE PIERRE-DUFOUR      38250.00               38184.95
      0001030164                                      KEVIN VARRELL      12000.00               12000.00
      0001030181                                      LEON CUMMINGS     127500.00              127460.48
      0001030191                                       WILLIAM HAHN     159600.00              159347.30
      0001030214                                      DIANNE POWELL      40000.00               39832.15
      0001030235                                     ROCCO GREGORIO      53000.00               52823.92
      0001030239                               MARGUERITE R. MORLEY      14250.00               14201.24
      0001030267                                        ROBERT HITE      28000.00               27849.38
      0001030284                                    GLORIA GHOLSTOM      92600.00               92327.49
      0001030289                                       ANIBAL COLON      58540.00               58540.00
      0001030290                                       FRANK RUOCCO      81600.00               81600.00
      0001030296                                     DAVID B. SHAAK     112000.00              111646.50
      0001030300                               ROBERT JOSEPH BAINES      67000.00               66919.17
      0001030306                                     RICHARD EKKERT     134100.00              133426.47
      0001030316                              DOROTHY M. DOMALEWSKI      25000.00               24890.11
      0001030327                                    KELLY D. BURTON      84800.00               84800.00
      0001030330                                    JUDITH CHRISMON      26000.00               25579.00
      0001030348                                    TONY W. BRASHER      33200.00               33200.00
      0001030367                                     JAMES E. WENCE     114000.00              113807.65
      0001030368                                        ALGIEN EPPS      68000.00               67783.11
      0001030377                                       GARY HATAWAY      45050.00               45050.00
      0001030385                                     STANLEY MATHIS      38000.00               38000.00
      0001030390                                    CYNTHIA SPADOLA      60000.00               59940.31
      0001030415                                 BEVERLY R. ROTTMAN      16000.00               15962.13
      0001030423                              ROSEMARIE CHIARAMONTE      99000.00               98567.80
      0001030429                                   DAISY P. EDWARDS      48800.00               48655.22
      0001030431                                 FRANCIS P. COLLINS      30000.00               30000.00
      0001030439                                   JERRY P. JOSEPHS      45000.00               45000.00
      0001030458                                 LOUISE A. FLETCHER      58500.00               58225.15
      0001030462                                 WILLIAM N. CROSSON     128000.00              127463.15
      0001030467                                 VANDETTA N. CHERRY      30000.00               29963.42
      0001030469                                   TIDY V. CHAMBERS      73525.00               73525.00
      0001030470                          ADELE MCDERMOTT AKA ADELE      19400.00               19362.28
      0001030483                                    JAMES R. AIKENS     148000.00              148000.00
      0001030489                                   BARBARA I. BLACK      62550.00               62550.00
      0001030497                                     LORENZO WRIGHT      70550.00               70550.00
      0001030499                                   GERALD B. CASPER      18000.00               18000.00
      0001030506                                  LORENZO S. WRIGHT      53500.00               53500.00
      0001030507                                     JOHN M. FLORIO      46900.00               46892.04
      0001030519                                         JOHN MILLS      60000.00               60000.00
      0001030529                                   ROBERT S. HERMAN     120000.00              119564.53
      0001030539                                    ROBERT R. ZODDA      90000.00               89738.01
      0001030548                                   BRENDA S. LESLIE      40000.00               40000.00
      0001030556                                  JOSEPH C. SERRONE     110000.00              109989.53
      0001030593                                       JOSEPH EAGLE      70400.00               70400.00
      0001030596                                      INCHIANG LIEU      72000.00               71961.32
      0001030600                                     JAMES C. CLYNE     205000.00              205000.00
      0001030602                                       MARILYN ROSS      84000.00               83762.00
      0001030615                                       KELLY BURTON      73500.00               73500.00
      0001030624                                   SCOTT M. HECKMAN      55250.00               55250.00
      0001030625                              JAMES STEVEN CHANDLER      12500.00               12466.83
      0001030626                                  SUSAN SHAW PEARSE      29808.00               29752.08
      0001030633                                    MARTIN J. QUINN      97136.00               96561.72

      0001030640                                     JAMES B. EVANS      25000.00               24960.54
      0001030651                                   ROBERT F. MORTON     117000.00              116642.96
      0001030662                                     JOHN R. HUNTER     116550.00              116550.00
      0001030685                               ANTHONY J. DESTEFANO     126000.00              125822.44
      0001030688                                 CLIFTON SPICER JR.      97750.00               97384.94
      0001030690                                       LOLA NICHOLS      37000.00               37000.00
      0001030694                                     JAMES G. SMITH      56100.00               56100.00
      0001030696                                JEFFREY H. SEDGWICK      17800.00               17767.29
      0001030710                                     LEONEL MENDOZA      22500.00               22500.00
      0001030711                              CHRISTOPHER J. MACHIN      95000.00               94896.82
      0001030712                                ALVAREZ D. WILLIAMS     108000.00              108000.00
      0001030723                            WAVERLY MAXINE ROBINSON      20000.00               19945.86
      0001030743                               RHONDA DUNCAN-WILSON     182600.00              182600.00
      0001030744                                  NANNETTE E. BLACK      30000.00               29906.92
      0001030751                                       LESLIE LLOYD      26500.00               26432.87
      0001030756                                       ROBERTA GASS      37000.00               36883.55
      0001030759                                     NORMAN GARRETT      15000.00               14989.89
      0001030764                                         ERIC COFER     148500.00              148500.00
      0001030766                                    DIANE A. POWELL      25000.00               24928.79
      0001030772                                  KATHLEEN THOMPSON      23000.00               22913.15
      0001030785                                    ROBERT ANDERSON      48800.00               48786.15
      0001030789                                   GLORIA A. ONOFRI      11000.00               10817.67
      0001030838                                 PATRICIA M. ROMANO     171000.00              169633.64
      0001030841                                 PASQUALE ANTIGNANI     129200.00              129200.00
      0001030842                                  PATRICIA M. DWYER      40500.00               40416.27
      0001030848                                        JOAN TAYLOR      17700.00               17562.55
      0001030902                                    DANIEL H. CHENG      50000.00               49996.66
      0001030916                                       RONALD JONES      51000.00               50890.95
      0001030937                                      LILLIAN BROWN      98000.00               97963.67
      0001030941                                    GARY S. DELUCIA      83300.00               83300.00
      0001030958                                    RAYMOND HAISLIP     110500.00              110065.13
      0001030963                                    DAVID M. HACKER      12500.00               12500.00
      0001030967                                MICHAEL J. LANCELLA      67000.00               66926.16
      0001030971                            CURTIS DILWORTH, D.D.S.     136000.00              136000.00
      0001030994                                     RICHARD SILVEY     110500.00              109763.74
      0001031007                              MICHAEL A. SANTOSUSSO      37600.00               37600.00
      0001031010                                LAWRENCE E. COLEMAN      25200.00               25200.00
      0001031012                                 DIANE THOMAS-MYERS      29600.00               29497.08
      0001031014                                    VENICE D. SMITH      10000.00                9877.60
      0001031038                                        BOSTON FEAR      18000.00               18000.00
      0001031086                                 SANDRA OPPENHEIMER      35000.00               34800.37
      0001031088                                LAWRENCE BROOKS JR.      22000.00               21930.20
      0001031091                                STEPHEN E. SULLIVAN     113000.00              113000.00
      0001031135                                      KIM N. PUCINO      48000.00               47801.59
      0001031143                             GEORGE N. CHARTOFILLIS     193000.00              192347.64
      0001031168                                      CLINT DARLAND      60000.00               60000.00
      0001031169                                   DANIEL J. GRAHAM      55879.00               55879.00
      0001031172                                       JOSEPH RUSSO     117000.00              117000.00
      0001031205                                ADELE G. SPADACCINO      95000.00               94746.33
      0001031219                                HEATHER M. HAMILTON      25000.00               25000.00
      0001031221                                      JAMES E. LONG      64000.00               64000.00
      0001031239                                   SHIRLENE BRANTON      55000.00               55000.00
      0001031240                                   MELVIN E. GOWANS     144000.00              143811.22
      0001031257                                         JAMES COOK      73750.00               73750.00
      0001031276                                    ROBERTA LAPORTE      40000.00               40000.00
      0001031281                                   KARLA PIACENTINI      90000.00               90000.00


      0001031288                                  DORTHIA F. JORDAN      22950.00               22950.00
      0001031294                                    GERALD MCDONALD      70000.00               69942.55
      0001031299                                   MYRNA A. PINKETT      81000.00               80937.66
      0001031304                                    MARIAN LLORELLA      10000.00                9946.10
      0001031315                                  BETH LYNNE NELSON      35300.00               35300.00
      0001031320                                     DONALD LANDAAS     160200.00              160200.00
      0001031356                                        JANE MARTIN      36000.00               36000.00
      0001031404                                    SUSAN N. HOWARD      30000.00               29958.69
      0001031407                                      JAMES BERRIAN      82500.00               82490.53
      0001031408                                      MICHELLE OWEN      94350.00               94350.00
      0001031410                                  WILLIAM E. RAVERT     153000.00              153000.00
      0001031443                                       SANDRA KELLY      75200.00               75200.00
      0001031450                                 SHIRLEY A. QUIGLEY      91530.00               91530.00
      0001031455                                    JUNIOR CAMPBELL      25450.00               25450.00
      0001031466                                       ALAN R. HELD      80000.00               80000.00
      0001031480                                    THOMAS H. BROWN      42400.00               42177.36
      0001031498                                       DOROTHY GILL      53000.00               53000.00
      0001031512                                JAMES M. FITZGERALD      36000.00               35959.63
      0001031540                                  JAMES J. TIERINNI      21180.00               21046.05
      0001031543                                    GEORGE R. MILLS     179250.00              179250.00
      0001031547                                   QUANDA RODRIGUEZ      59400.00               59400.00
      0001031548                                    BARBARA BEVELLE      17000.00               17000.00
      0001031573                                    BURTON C. PARRY      25000.00               25000.00
      0001031585                          KATHLEEN A MCHUGH ZALESKI     144000.00              144000.00
      0001031594                               CORTEZ VALLIE WALKER      45000.00               45000.00
      0001031599                                    WYNDA V. WRIGHT     100200.00              100200.00
      0001031605                            ANGEL RAFAEL VILLALOBOS      85000.00               85000.00
      0001031606                                   THERESSA HOLLAND      83700.00               83700.00
      0001031608                              EDWARD F. HENDRICKSON     114300.00              114300.00
      0001031638                               BENJAMIN L. LOMASANG     106400.00              106400.00
      0001031646                                     GAIL R. REDMON      45000.00               44893.07
      0001031664                                     ROBERT C. BUCH     110000.00              110000.00
      0001031687                                 FRANKIE LEE DUNLAP      50400.00               50395.23
      0001031701                                 RANDALL L. MINYARD      60450.00               60450.00
      0001031704                                      ROBERT COLTER      78000.00               78000.00
      0001031706                                  MICHAEL J. HARPER      30750.00               30750.00
      0001031737                                   O'VERNE H. JOLLY      79050.00               79050.00
      0001031742                                  LYZANNETTE GARCIA      18500.00               18500.00
      0001031749                                STACY EDWARD DUEITT      64000.00               63859.34
      0001031767                                  TIMOTHY C. PURDUE     169000.00              169000.00
      0001031769                                       PETER NICOLO      65000.00               64953.87
      0001031783                                JANICE M. CLEVELAND      85500.00               85407.19
      0001031816                                     DANIEL J. CONN      51750.00               51750.00
      0001031842                                  GWENDOLYN JOHNSON      22750.00               22602.69
      0001031843                         WILLIE C. HARRIS N/K/A WIL      56950.00               56950.00
      0001031848                                       GLORIA JONES      36075.00               36075.00
      0001031869                                    THELMA J. GOLER      97000.00               97000.00
      0001031873                                       CHERYL GOINS      56700.00               56700.00
      0001031878                                     JAMES L. DAVIS      52500.00               52500.00
      0001031898                                   MORZETTE HAYWOOD      72000.00               72000.00
      0001031901                             MICHAEL G. BALESTRIERI      25000.00               25000.00
      0001031943                                       ARLENE BELTZ     111700.00              111700.00
      0001031944                                      LOUIE M. FINE     150500.00              150500.00
      0001031947                               MARGARET M. FOLMSBEE      76000.00               76000.00
      0001031971                                       RUBY LEE DOE      83300.00               83300.00
      0001031989                                DAVID EARL THOMPSON      75600.00               75600.00


      0001031991                                  ROBERT M. HOFFMAN     105000.00              105000.00
      0001032000                                   THOMAS J. SUGDEN      72800.00               72800.00
      0001032004                                      JOHN R. SABOL     117000.00              117000.00
      0001032009                                     ROBERT RIDGLEY      51300.00               51300.00
      0001032019                                      IRMA GRISWOLD      97750.00               97750.00
      0001032028                                CHRISTOPHER TY HUNT      30000.00               29937.21
      0001032043                                      LINDA WHEELER      20800.00               20663.83
      0001032044                                  SHIRLEY J. WILSON      71100.00               71100.00
      0001032052                                     MARK CAUSERANO      60000.00               60000.00
      0001032064                              KISMET B. BRIDGEFORTH      57000.00               57000.00
      0001032065                                 THOMAS P. COUGHLIN      30000.00               30000.00
      0001032075                                    ELLIOTT EHRLICH      51850.00               51850.00
      0001032081                                     ROBERT BELMONT      39000.00               39000.00
      0001032090                                    ALICIA G. TURSI      30000.00               30000.00
      0001032100                                      BLANCA RIVERA     142500.00              142500.00
      0001032115                                   SHARON E. MILLER      32500.00               32500.00
      0001032126                                     MARVIN JOHNSON      47700.00               47700.00
      0001032138                                      ULRIKE KRAMER      69300.00               69300.00
      0001032146                                   MARGON MALVOISON      18750.00               18750.00
      0001032148                                      ULRIKE KRAMER     135000.00              135000.00
      0001032153                                    RICK O. DACANAY      77000.00               76853.60
      0001032164                                   MARION I. REIGLE      40000.00               40000.00
      0001032171                                      JOHN L. MCKEE     107100.00              107100.00
      0001032180                               BARBARA J. MANIGAULT      84000.00               84000.00
      0001032184                                JOSEPH AULETTO, JR.     120000.00              120000.00
      0001032193                                     RICHARD ARNOLD      36000.00               36000.00
      0001032196                                   ERNESTINE J. LEE      25000.00               25000.00
      0001032218                                      ANNA A. DOYLE      28000.00               28000.00
      0001032222                                        RITA TSANGO      53500.00               53500.00
      0001032228                                   BRIAN K. MCBRIDE      34000.00               34000.00
      0001032231                                  ROSEMARY P. NIXON      72800.00               72800.00
      0001032263                                     DWAIN DRINKARD      40500.00               40500.00
      0001032277                                 VIRGINIA E. CORBIE     102000.00              102000.00
      0001032284                                 TRACEY MENAFEE-HIE      82800.00               82800.00
      0001032289                                         MANOJ JAIN      22506.00               22506.00
      0001032304                                 THOMAS J. CALLAHAN      80000.00               80000.00
      0001032314                                       SCOTT DAWSON      50000.00               50000.00
      0001032334                                     GEORGE F. MAYO      23000.00               23000.00
      0001032336                                  CHARLES W. TEETER      40000.00               40000.00
      0001032374                                       PAUL VISCUSO      25000.00               25000.00
      0001032381                                       SALLY LERMAN     135000.00              135000.00
      0001032390                               JEFFREY P. GRANOWSKI      90000.00               90000.00
      0001032393                                  ROBERT TREMBOWICZ      40800.00               40691.97
      0001032405                               DENISE G. MCALLISTER      58500.00               58500.00
      0001032415                               SCOTT EDWARD CEPICKY      30200.00               30200.00
      0001032428                               VICTOR E. STRAUGHTER      70000.00               70000.00
      0001032479                              JOANN C. VAN BROCKLIN     154000.00              154000.00
      0001032483                                       NAI K. CHENG      50000.00               50000.00
      0001032484                                       SONIA CASTRO      15495.00               15495.00
      0001032493                             ROBERT J. DRUMMOND JR.      68000.00               68000.00
      0001032535                                 WILLIAM J. LUMPKIN      60000.00               60000.00
      0001032554                                  RICHARD J. HUBANY      10000.00               10000.00
      0001032571                                      JOAN F. LEONE      88000.00               88000.00
      0001032584                             CHRISTINE Y. FLANIGHAN     116000.00              114440.36
      0001032589                                   RICHARD C. BOYER      29100.00               29100.00
      0001032601                                     FRANK B. BORAH      66090.00               66090.00


      0001032607                                       MARY S. TYAS      56000.00               56000.00
      0001032639                                JUANITA E. WHITAKER      40000.00               39843.93
      0001032657                               THOMAS G. PONTOLILLO     147900.00              147900.00
      0001032693                                 WILLIAM S. KENNEDY      40000.00               40000.00
      0001032721                                     MARLENE STRICK      20500.00               20500.00
      0001032725                                  LYNN JOHNSON-BOYD      20000.00               19733.31
      0001032730                                   RICHARD W. MOORE      48000.00               48000.00
      0001032732                             VIRGINIA M. FITZGERALD      36000.00               36000.00
      0001032738                                BUFORD D. BYROM JR.      36800.00               36800.00
      0001032765                                     JOHN E. BEEMAN      36000.00               36000.00
      0001032768                                     JUDITH A. KRUK      30000.00               30000.00
      0001032770                                    SCOTT R. HAFETZ      28000.00               28000.00
      0001032790                                      JOHN J. MAHON     142800.00              142800.00
      0001032791                                          JOY MCRAE     120560.00              120560.00
      0001032817                                   LAURIE E. MILSAP      20000.00               20000.00
      0001032833                                      CAROL POLVERE      15000.00               15000.00
      0001032834                                  LEONARDO CORONADO      87000.00               87000.00
      0001032846                                       GEMMA JACOBS      35000.00               35000.00
      0001032877                                   NEFEESA H. SALEM     155700.00              155700.00
      0001032921                                 CHARLES E. WATKINS      60200.00               60200.00
      0001032931                                    EVELYN PRESSMAN      40000.00               40000.00
      0001032934                                  NORMAN W. PRINGLE      10000.00                9839.50
      0001032936                                LILA JO WILSON DUNN     106400.00              106400.00
      0001032939                                ANTHONY G. COTTRELL      96000.00               96000.00
      0001032943                                      JOHN T. HAGEL      45000.00               44813.04
      0001032944                                   EARLENE SHEDRICK     200000.00              200000.00
      0001032970                                  CASSANDRA MADISON      51000.00               51000.00
      0001032981                                    JOSEPH M. SMITH      19754.00               19754.00
      0001032998                                   ANTHONY M. ABATE      25000.00               25000.00
      0001033023                                        SAM JENKINS      76800.00               76800.00
      0001033030                           LINDA MCGLOTHAN RATCLIFF      36400.00               36400.00
      0001033040                                       DAVID FLUKER      73600.00               73600.00
      0001033050                                       ANNA E. REID      67150.00               67150.00
      0001033130                                 MARK STEPHEN DRAFT      23775.00               23775.00
      0001033171                                    DAVID S. HARRIS      28000.00               28000.00
      0001033179                               FLORENCE L. ROBINSON      55000.00               55000.00
      0001033188                                       ADA E. POTTS      64000.00               64000.00
      0001033194                                 FELICITAS MCCRANIE      37600.00               37600.00
      0001033200                                       ARTHUR BANKS      93600.00               93600.00
      0001033202                                     MARJORIE MINGO      45000.00               45000.00
      0001033231                                      ALVIN R. CARR      67500.00               67500.00
      0001033248                               CURTIS F. HAYDEN JR.      32000.00               32000.00
      0001033251                                      CHARLES BROWN      85500.00               85500.00
      0001033259                                    CLAUDE CUMMINGS     128700.00              128700.00
      0001033263                               JEANETTE M. WILLIAMS      20000.00               20000.00
      0001033295                                   CARLOS E. TORRES      90900.00               90900.00
      0001033299                                     BARRY L. SMITH      33750.00               33659.02
      0001033308                               PHERNETTA WASHINGTON      41600.00               41600.00
      0001033362                                  JANET L. WILLIAMS      58460.00               58460.00
      0001033375                              CHARLIE H. STUDEBAKER      61200.00               61200.00
      0001033397                                     THOMAS C. MUIR      63500.00               63500.00
      0001033409                                DAVID A. NELSON SR.     130500.00              130500.00
      0001033477                                     AFTON R. JONES      32000.00               32000.00
      0001033494                                      BARRY K. RAFF      90900.00               90900.00
      0001033500                                       SAEDI MEHRON     122400.00              122400.00
      0001033507                                 CHARLES F. KENNEDY      60000.00               60000.00

      0001033509                                   ALTHEA FORRESTER     109600.00              109600.00
      0001033539                                   JACK RAY BLANTON      30000.00               30000.00
      0001033544                                       ROGER LINGER      44000.00               44000.00
      0001033554                                    LEONARD CASSARO      99150.00               99150.00
      0001033570                             CHARLES RAYMOND POWELL      81450.00               81450.00
      0001033580                                       VERA CIFELLI      56000.00               56000.00
      0001033588                                  BRIAN E. WEDEKIND      26800.00               26800.00
      0001033589                                     LUIS I. CORADO     142560.00              142560.00
      0001033604                                     C. SCOTT RUBEL      27500.00               27500.00
      0001033606                                    MICHAEL W. TATE      21250.00               21250.00
      0001033632                                     STELLA AULISIO      18000.00               18000.00
      0001033649                         BETTY I. GIBBS ATTORNEY IN      50000.00               50000.00
      0001033652                                     JOHN M. BUTALA      81000.00               81000.00
      0001033661                               JEANETTE G. THOMPSON     105000.00              105000.00
      0001033664                                  NEVILLE E. BRYDEN      83200.00               82924.20
      0001033678                                   WILLIAM J. BIRKS      69900.00               69900.00
      0001033711                                   A.C. BRANNAN,III     132000.00              132000.00
      0001033715                                     THOMAS R. HERD      87000.00               87000.00
      0001033726                                WILLIE F. BROWN SR.      26300.00               26300.00
      0001033737                                    JAMES C. SUMBRY      22000.00               22000.00
      0001033741                                        JOHN BARKER     107000.00              107000.00
      0001033768                                 DARRELL D. STOVALL      68000.00               68000.00
      0001033792                                  PATRICIA LONGAZEL      40000.00               40000.00
      0001033811                                    SCOTT S. SEMDER      78000.00               78000.00
      0001033813                         JOSEPHINE PORTER ALDRICH A     112500.00              112500.00
      0001033820                                    DALE L. ANDREWS      57600.00               57600.00
      0001033834                               ROBERT S. BAILEY JR.      10000.00               10000.00
      0001033840                              DENISE-BONNETTE JONES      16000.00               16000.00
      0001033841                                       NORMAN LAING     104125.00              104125.00
      0001033880                                  HARRIET EISENBERG      20000.00               20000.00
      0001033883                                   KIMBERLY J. WYNN      97400.00               97400.00
      0001033896                                    GLADYS GONZALES      12000.00               12000.00
      0001033897                                    RODNEY SCHAFFER      48600.00               48600.00
      0001033905                                     DARLENE HARNER      76500.00               76500.00
      0001033912                          FREDERICK P. MITCHELL JR.      77350.00               77350.00
      0001033920                                      GAYLA M. ODOM      28000.00               28000.00
      0001033922                                    JERMAINE PARKER     140250.00              140250.00
      0001033931                                RONALD D. UTTERBACK      92000.00               92000.00
      0001033941                                  WENNETTE THOMPSON     106250.00              106250.00
      0001033957                                 DENNIS K. WILLIAMS      89000.00               89000.00
      0001033965                                       JESUS OCASIO     120700.00              120700.00
      0001033985                                   RODDY B. ROY SR.      37000.00               36781.20
      0001033998                                   SIDNEY E. ARNOLD      44000.00               44000.00
      0001034005                                    MARIE C. O'NEIL      60000.00               60000.00
      0001034014                                      IRA B. GEORGE      24750.00               24750.00
      0001034015                                     JACK L. SELWYN     155700.00              155700.00
      0001034017                                     ROBERT T. GILL     202500.00              202500.00
      0001034052                                  GRACE M. PHILLIPS      76500.00               76500.00
      0001034069                                    WOODRENE HUGHES     108000.00              108000.00
      0001034072                                        ANNA LASOTA     177000.00              177000.00
      0001034074                                      VALERIE WHEAT      67500.00               67500.00
      0001034077                                  CHRISTINE BILLACK      88000.00               88000.00
      0001034080                                    THOMAS B. ADAMS      70300.00               70300.00
      0001034094                                  NANCY J. ESLINGER      63000.00               63000.00
      0001034120                                  JOHN DELLICARPINI      15000.00               15000.00
      0001034179                                 WILLIAM D. WHEELER     106000.00              106000.00


      0001034192                                           GARY VIX      32400.00               32400.00
      0001034200                                      REITA LORENTZ      24000.00               24000.00
      0001034207                                   RONALD B. ZAPPAN     143000.00              143000.00
      0001034211                              RICHARD A. PODOLINSKI      58400.00               58400.00
      0001034229                                     LAZARO V. MATO     120000.00              120000.00
      0001034250                                      JOHN M. BOLTE      11000.00               11000.00
      0001034266                               RICHARD C. ROBERTSON      18701.00               18701.00
      0001034274                                   RONALD L. WANGLE      37600.00               37600.00
      0001034279                                 FREDERICK IPPOLITO     189000.00              189000.00
      0001034289                                      ALIRIO ZAPATA     116000.00              116000.00
      0001034306                                     ZINA L. MURRAY      68000.00               68000.00
      0001034313                                       KIM E. ECKER      60000.00               60000.00
      0001034327                                   ROBERT J. JARDEL      10500.00               10500.00
      0001034350                                      LINDA RIVELLO      18000.00               18000.00
      0001034362                                       GENE W. KAYE      32500.00               32500.00
      0001034368                               DARLENE L. FERNANDER      62400.00               62400.00
      0001034370                                      ROBERT BRUSCO     195300.00              195300.00
      0001034376                                   MARK D. RINEHART      52700.00               52700.00
      0001034388                                  DEBORAH A. PEPPER      68600.00               68600.00
      0001034390                                  CLAUDIA K. KOSLOW     100000.00              100000.00
      0001034394                                 ELLANEDA F. ANCRUM      76500.00               76500.00
      0001034397                                     SEAN M. RAMSEY      65600.00               65600.00
      0001034405                                      EVANS BALFOUR     117000.00              117000.00
      0001034410                                ROBERT DENNIS YOUNG     117300.00              117300.00
      0001034442                              TIMOTHY JAMES GISINER     106500.00              106500.00
      0001034446                                BENJAMIN SANTOS JR.      81000.00               81000.00
      0001034496                            JEFFREY LYNN SNOWBERGER      52000.00               52000.00
      0001034498                                        JOSEPH WARD      37500.00               37500.00
      0001034514                                  ROBERT C. BARROWS      41000.00               41000.00
      0001034519                                CLAUDIA L. DABBIERI      52425.00               52425.00
      0001034523                                      VIRGINIA DIAZ     148500.00              148500.00
      0001034562                                  JOSE V. GUTIERREZ     121500.00              121500.00
      0001034566                                   DAVID J. SINGLEY      21950.00               21950.00
      0001034635                                   RICHARD F. PROTO     112000.00              112000.00
      0001034640                                        KIM J. BAEZ     174000.00              174000.00
      0001034651                                 LARRY EUGENE CROFT      95966.00               95966.00
      0001034658                                       PHILIP GWINN     160000.00              160000.00
      0001034675                                          DOY SWAIN      93500.00               93500.00
      0001034686                                      WILLIE LOFTON     148000.00              148000.00
      0001034694                                      OLIVIA GRIMES      20000.00               20000.00
      0001034698                                NORBERT J. ERICHSEN     198000.00              198000.00
      0001034754                                      MARY A. BUCCI      80000.00               80000.00
      0001034759                                      ROBERT DENNIS      44000.00               44000.00
      0001034790                                  BRUCE L. WINSLADE      20000.00               20000.00
      0001034792                                         JOAN RAMBO      25000.00               25000.00
      0001034793                                     OTIS L. BOWDEN      62000.00               62000.00
      0001034795                                         TERRY TATE      82500.00               82500.00
      0001034822                               LEONITIAS TORRES JR.     121500.00              121500.00
      0001034843                                         ALI SARMAD      22000.00               22000.00
      0001034845                               ABDOUL R. KAMARA SR.      63700.00               63700.00
      0001034846                                    ANDREW HERSHOFF     200000.00              200000.00
      0001034854                                 GARY L. WILLIAMSON      35100.00               35100.00
      0001034861                               EUGENE SHOLLENBERGER      20000.00               20000.00
      0001034875                                   ALBA QUINTANILLA     114750.00              114750.00
      0001034883                                 BLANCHE L. VICKERY      54000.00               54000.00
      0001034887                                       RAQUEL MYERS     126000.00              126000.00


      0001034891                                       ISMAEL ORTIZ     118400.00              118400.00
      0001034896                                  EDITH N. WILLIAMS      68000.00               68000.00
      0001034907                              EDWARD E. THROGMORTON      80000.00               80000.00
      0001034922                                  ISAIAH STANSBERRY      19500.00               19500.00
      0001034924                                       HELMUT HOESS      42000.00               42000.00
      0001034926                                   CHRISTOPHER MENY     112500.00              112500.00
      0001034940                                   GREGORY A. MYERS     137600.00              137600.00
      0001034950                                     SAMUEL STEWART      57000.00               57000.00
      0001034960                                      EDWARD BARBER     100000.00              100000.00
      0001034985                                 BRUCE R. CONSONERY      52700.00               52700.00
      0001034986                                       JAY SANDFORD      40000.00               40000.00
      0001034993                                  JULIA R. CAMPBELL      68600.00               68600.00
      0001035002                                   JOSEPH DE TULLIO      26000.00               26000.00
      0001035012                                  RICHARD B. KELLER     100000.00              100000.00
      0001035039                                WILHELMINA WILLIAMS      45600.00               45600.00
      0001035044                                    ANTHONY GAMBALE     180000.00              180000.00
      0001035051                             GREGORY KENNETH LARSEN      33200.00               33200.00
      0001035054                                 BRENDA A. FINEBERG      49600.00               49600.00
      0001035101                                    THOMAS PRIDGEON      60615.00               60615.00
      0001035120                                    LORRI MARCHIANO      40000.00               40000.00
      0001035129                                   HARRY G. KNITTEL      21500.00               21500.00
      0001035135                                     GUS DELLA  PIA      50000.00               50000.00
      0001035136                                   CLARENCE L. HAWK      15000.00               15000.00
      0001035177                                    JOSEPH G. ORTIZ     144000.00              144000.00
      0001035183                                  MARISA BULLINGTON      52000.00               52000.00
      0001035192                                         MARIA DIAZ     148500.00              148500.00
      0001035199                                      LEON E. YATES     153900.00              153900.00
      0001035202                                SHERRILL L. SMEDLEY      49100.00               49100.00
      0001035204                                    GERALDO AGUILAR      99000.00               99000.00
      0001035205                                    CATHERINE ROMAN      60000.00               60000.00
      0001035242                                    STANFORD TAYLOR      64000.00               64000.00
      0001035251                                   JAMES S. FILIPEK     145800.00              145800.00
      0001035268                                  MICHAEL BATTAGLIA      31500.00               31500.00
      0001035298                                    CLAUDIA EDWARDS     148500.00              148500.00
      0001035305                                  DAVID T. MITCHELL     100800.00              100800.00
      0001035309                                       JAMES WAXMAN      35000.00               35000.00
      0001035317                                JAMES C. CUSTIS JR.      37500.00               37500.00
      0001035319                                   ANTOINETTE BROWN      45830.00               45300.00
      0001035344                                    BARRY P. WIESER     206250.00              206250.00
      0001035356                                   DOMENICK MASOTTA     165000.00              165000.00
      0001035367                                        GRACE HAMIL      84000.00               84000.00
      0001035369                                       JOHN GASCHEL      80000.00               80000.00
      0001035377                                     DUANE MONTOUTH     170000.00              170000.00
      0001035402                                    JAY M. SANDFORD      30000.00               30000.00
      0001035403                                    JAY M. SANDFORD      30000.00               30000.00
      0001035409                                  JAMES D. WILLIAMS      43438.00               43438.00
      0001035416                                    GLADYS STAFFORD      95000.00               95000.00
      0001035437                                 MERCEDES HERNANDEZ     148500.00              148500.00
      0001035450                                      TONY ROBINSON      38350.00               38350.00
      0001035459                              CHRISTOPHER G. GRAHAM      93500.00               93500.00
      0001035503                                   JAMES E. CARSTEN      60000.00               60000.00
      0001035512                             TYRONE EUGENE ROBINSON      47100.00               47100.00
      0001035516                                      ANGELA FARIES      27000.00               27000.00
      0001035531                                    DIANNE L. SULEK      42300.00               42300.00
      0001035546                               RONALD VANCE RIDDICK      24000.00               24000.00
      0001035599                                       RAY L. BROWN      28965.00               28965.00

      0001035601                                     DEAN B. DRENTH      91000.00               91000.00
      0001035620                                    EDWARD ELDRIDGE      10750.00               10750.00
      0001035622                                  DARNELL A. HUNTER      44000.00               44000.00
      0001035627                                  DELORES L. TAYLOR      66400.00               66400.00
      0001035633                                   VALARIE H. PAGAN      56100.00               56100.00
      0001035641                                   RALPH J. CIPOLLO      60000.00               60000.00
      0001035651                                     JAMES B. MYERS     144000.00              144000.00
      0001035663                                   FRANTZ P. ULYSSE      44000.00               44000.00
      0001035682                                   DONALD WEATHERBY      94500.00               94500.00
      0001035691                                  MICHAEL MEILLAREC      20000.00               20000.00
      0001035701                                      RONALD CROUSE      45500.00               45500.00
      0001035730                                      LARRY B. ODUM      60350.00               60350.00
      0001035753                                  PATRICIA A. NIXON      55200.00               55200.00
      0001035767                                 DONALD R. VOORHEES      16325.00               16325.00
      0001035770                                        MATTEO ULLO     135000.00              135000.00
      0001035779                                  VICTOR M. FERULLO      25000.00               25000.00
      0001035785                                     JOHN GROZINSKI      50000.00               50000.00
      0001035787                                   AUDREY L. SLEDGE     190000.00              190000.00
      0001035790                                ROBERT A. MADDALENA      72000.00               72000.00
      0001035797                                      JUDY ROBERSON      63000.00               63000.00
      0001035820                                    JUAN A. ESPARZA      39000.00               39000.00
      0001035821                                 TIMOTHY A. METZGER      36000.00               36000.00
      0001035843                                       DANIEL HICKS      68400.00               68400.00
      0001035853                              DOROTHY MAE ALEXANDER      94000.00               94000.00
      0001035855                                   LYNNE G. JACKELS     119000.00              119000.00
      0001035856                                    VERONICA PIERCE      63000.00               63000.00
      0001035858                                  SHAWN M. STOCKTON      72250.00               72250.00
      0001035863                                      MICHAEL CUNEO      35000.00               35000.00
      0001035865                                   KEVIN J. WIKFORS     191000.00              191000.00
      0001035900                                    DEBRA L. STILES      42400.00               42400.00
      0001035913                                  JEANNE M. BABCOCK      52500.00               52500.00
      0001035915                                      JOHN J. HENRY      98400.00               98400.00
      0001035982                                      MELVIN PROVDA      37930.00               37930.00
      0001035998                             ANGELINA GILDA STABILE      65000.00               65000.00
      0001036000                               FREDERICK T. MALONEY      20000.00               20000.00
      0001036038                                    MILES MUSSENDEN      25000.00               25000.00
      0001036042                              WILLIAM B. MCCUTCHEON      74750.00               74750.00
      0001036050                                   DAVID C. MALASON      23000.00               23000.00
      0001036061                                   JEFFREY S. BROWN      13700.00               13700.00
      0001036071                                 MARK E. LOUISIGNAU     126000.00              126000.00
      0001036083                                 DEBRA CHEEK CONLEY      19000.00               19000.00
      0001036110                                   AUGUSTA LOCKHART     130250.00              130250.00
      0001036154                                RALPH RHINEHART JR.      50000.00               50000.00
      0001036157                                      LUKE B. MCCOY      54000.00               54000.00
      0001036162                              CHARLES A. KIBLING IV      66702.00               66702.00
      0001036165                                   VINCENTE MACEIRA      40000.00               40000.00
      0001036176                                   LISA L. RICKETTS      14000.00               14000.00
      0001036193                                   RICHARD A. ROSEN      40000.00               40000.00
      0001036195                                 GEORGE W. CRAWFORD      39720.00               39720.00
      0001036205                                   HERBERT A. MARKS      30000.00               30000.00
      0001036208                                      KIM C. OLIVER     119000.00              119000.00
      0001036212                              KENNETH J. ANNEXSTEIN      55800.00               55800.00
      0001036237                               CHARLOTTE JEAN SWOPE      93000.00               93000.00
      0001036238                                   RUSTY J. STETZEL     109800.00              109800.00
      0001036247                                    JOSEPH ERCOLONO      20000.00               20000.00
      0001036254                                    ROBERT VERSLUIS      40000.00               40000.00


      0001036257                                      JULIA JOHNSON      45000.00               45000.00
      0001036271                                 LEE ESTER THOMPSON      46800.00               46800.00
      0001036277                                       GORVY PIERRE      81900.00               81900.00
      0001036284                           JAMES MICHAEL JARUSINSKI     108000.00              108000.00
      0001036299                                  WILLIAM CAPPIELLO      64500.00               64500.00
      0001036304                                    DAVID W. THOMAS      57600.00               57600.00
      0001036316                                    MICHELLE PALLIS      27000.00               27000.00
      0001036319                                SANDRA B. MILHOLLEN      33250.00               33250.00
      0001036322                                    PHILIP HUFNAGEL      15000.00               15000.00
      0001036330                                   GEORGETTE BRYANT      30000.00               30000.00
      0001036331                              JOHNNIE BELL WILLIAMS      74700.00               74700.00
      0001036358                                       PAUL T. HAND      70000.00               70000.00
      0001036388                                     FLOYD E. HAYES      33750.00               33750.00
      0001036389                                  DONALD P. GODFREY     140000.00              140000.00
      0001036402                                    LORI A. STEWART      88200.00               88200.00
      0001036422                                    ANDREA FRIEDMAN     157500.00              157500.00
      0001036426                                  WALTER E. EDWARDS     137000.00              137000.00
      0001036429                                JOSEPH LIBERATO JR.      31000.00               31000.00
      0001036439                                    CLARENCE R. EBO      27000.00               27000.00
      0001036440                                CHRISTOPHER J. PAUL      74000.00               74000.00
      0001036441                                   WILLIAM A. BROWN      52000.00               52000.00
      0001036451                                     JERRY L. SMITH      92000.00               92000.00
      0001036471                                    DANIEL T. VELEZ     166500.00              166500.00
      0001036500                                      LOUIS G. PAPA      88750.00               88750.00
      0001036503                                   JOSEPH R. KELLEY      36000.00               36000.00
      0001036529                                  SHIRLEY B. BURRIS      62000.00               62000.00
      0001036560                                 DAVID STANLEY MOSS      45000.00               45000.00
      0001036563                                       FREDDIE BASS      27900.00               27900.00
      0001036564                                   MARTIN ROSENBLUM      60000.00               60000.00
      0001036570                                  DONALD K. BLOCHER      91000.00               91000.00
      0001036604                                  HENRY C. CLAY III     135000.00              135000.00
      0001036620                                HANFORD E. REYNOLDS      15000.00               15000.00
      0001036638                                    BRENDA D. HAYES     171900.00              171900.00
      0001036663                                     MARIA F. AMAYA      21500.00               21500.00
      0001036684                                  DAVID A. SANTMIER      23500.00               23500.00
      0001036685                                       MELISSA LOWE      76800.00               76800.00
      0001036694                                    JENNIE S. FAGAN      20800.00               20800.00
      0001036697                                     ALVIN C. ASKEW      65000.00               65000.00
      0001036718                                    ERNEST L. MINER      30000.00               30000.00
      0001036721                                         JOHN MINEO     156000.00              156000.00
      0001036725                                    DOLORES LEONARD      50000.00               50000.00
      0001036729                                       BARBARA BLEW      10000.00               10000.00
      0001036744                                    YVONNE WILLIAMS     103500.00              103500.00
      0001036765                                  MARGARET E. SMIDT      26000.00               26000.00
      0001036771                                    RICHARD M. DUNN     133200.00              133200.00
      0001036819                            JOSEPH DONALD MORAN JR.      57800.00               57800.00
      0001036865                           DEBORAH GRACE BONVOULOIR      10000.00               10000.00
      0001036873                                 DAVID PETRUZZIELLO      55000.00               55000.00
      0001036876                                   DOUGLAS MILLWOOD      46750.00               46750.00
      0001036917                                    JODY D. RUSSELL     108800.00              108800.00
      0001036938                                 JOSEPH P. MARTINEZ     146700.00              146700.00
      0001036942                                    ROBIN L. BENNER     110500.00              110500.00
      0001036947                                 SOLOMON ANDEMARIAM      80000.00               80000.00
      0001036949                                  SUSAN J. PETRETTI      52000.00               52000.00
      0001036969                                 LUTHERIA R. FORBES      15000.00               15000.00
      0001036987                                      ELLA MAE REID      72000.00               72000.00


      0001036990                                    DANNY LEE ALLEN      52500.00               52500.00
      0001036991                                    GERARD T. SMITH      84000.00               80000.00
      0001037011                                    KEVIN J. FINLEY      37000.00               37000.00
      0001037019                           WARREN E. SWARTZENTRUBER      58500.00               58500.00
      0001037029                                STEPHEN A. MELVILLE     170350.00              170350.00
      0001037071                                   TERRY B. HALPINE      60000.00               60000.00
      0001037082                     MARY R. SMITH A/K/A MARY R. SM      22000.00               22000.00
      0001037104                                  ISHWAR HARPRASHAD     189900.00              189900.00
      0001037120                                    ANDY E. MEAGLEY      60000.00               60000.00
      0001037140                               WALLACE A. WHITFIELD      44000.00               44000.00
      0001037176                                    BETTY L. HAMRAC      72000.00               72000.00
      0001037233                                      MARY JO MCCOY      94400.00               94400.00
      0001037235                                     JUDY ANN PAYNE      44100.00               44100.00
      0001037250                           JOSEPH J. CUNNINGHAM SR.      44000.00               44000.00
      0001037264                                         MARK HANNA      40500.00               40500.00
      0001037319                                 RICHARD A. JOHNSON      24500.00               24500.00
      0001037336                              CONNELLY T. WHITEHEAD      64000.00               64000.00
      0001037340                                    GEOFFREY SOLTER      40000.00               40000.00
      0001037348                                     SHERRY GILMORE      46000.00               46000.00
      0001037384                                   ROSE MARIE EGOLF      13000.00               13000.00
      0001037393                                   CARLTON LONGMORE      88000.00               88000.00
      0001037437                                    CHARLES A. MULL     100000.00              100000.00
      0001037456                                       BOBBIE MOREA     120000.00              120000.00
      0001037489                     ESTELLE MONTGOMERY FKA ESTELLE      73000.00               73000.00
      0001037502                              GREGORY L. CUNNINGHAM     101700.00              101700.00
      0001037556                                         LORI MONIZ     177000.00              177000.00
      0001037572                                   JAMES WAYNE KING      28700.00               28700.00
      0001037640                                       MAYRA MUNIAS     149400.00              149400.00
      0001037645                                 WILLARD J. HOWELLS      85500.00               85500.00
      0001037662                                         MARY ALLEN      30000.00               30000.00
      0001037699                                  JAMES V. KAIN III      95000.00               95000.00
      0001037701                                 DARTANION MUHAMMAD     104000.00              104000.00
      0001037718                                    JACKIE L. WENTZ      67575.00               67575.00
      0001037719                                     JORGE F. CHONG      30000.00               30000.00
      0001037733                                      CRAIG ELLIOTT      60000.00               60000.00
      0001037775                                    MATTHEW N. PEAK      57600.00               57600.00
      0001037780                              LORETTA WALKER ANGLIN      63750.00               63750.00
      0001037783                                 CATHERINE D. HEARN      67500.00               67500.00
      0001037786                                 WILLIE J. WILLIAMS      99000.00               99000.00
      0001037788                                         REX RHODEN     108000.00              108000.00
      0001037793                              LORETTA WALKER ANGLIN      55250.00               55250.00
      0001037800                                   RAFAEL A. FERMIN     100000.00              100000.00
      0001037803                                       SAUL GUSTAMA      64800.00               64800.00
      0001037819                                    BRIAN A. MARTIN      15000.00               15000.00
      0001037845                                    JAMES A. JORDAN      45000.00               45000.00
      0001037900                                   ANNIE F. GOOLSBY     136000.00              136000.00
      0001037905                                        DORIS HANEL     131400.00              131400.00
      0001037938                                     TIMMY L. ELDER      81900.00               81900.00
      0001037986                                  JANICE A. JOHNSON     131400.00              131400.00
      0001038004                                       CESAR ABRAMS     121500.00              121500.00
      0001038009                                      REGENIA WHITE      24750.00               24750.00
      0001038079                                   DONNAMAE EDWARDS     126000.00              126000.00
      0001038140                                       LEWIS GIBSON     100000.00              100000.00
      0001038143                                    MAGNOLIA BAILEY      27500.00               27500.00
      0001038336                          ROSALYN YVETTE SHAW MOODY      76500.00               76500.00
      0001038349                                        JUNE PLANAS      25000.00               25000.00


      0001038352                                    ROY W. FAULKNER      56000.00               56000.00
      0001038375                                     JERRY CAMPBELL      60000.00               60000.00
      0001038422                                BRENDA J. SCHEFFLER      22000.00               22000.00
      0001038461                                 PHYLLIS ANN CASNER     146250.00              146250.00
      0001038478                                 WILLIAM H. MINSTER      40000.00               40000.00
      0001038505                     PATRICIA CHARLENE DODD FAUSCET      44800.00               44800.00
      0001038522                                    TAMIA C. WATSON     148500.00              148500.00
      0001038607                                 LENWOOD PIERCE JR.     121500.00              121500.00
      0001038610                                  GEORGE A. BORRERO      93600.00               93600.00
      0001038820                                  NENA E. GUTIERREZ     140250.00              140250.00
      0001039051                                     HERMAN BRIDGES      20000.00               20000.00
      0002012357                                     ALBERTHA MINCY      34400.00               34384.16
      0002013811                                    EUTAN C. HUDSON      71200.00               71000.29
      0002015334                              MICHAEL D. GOODFELLOW      57600.00               57434.93
      0002015464                                    BOBBY D. BLYTHE      91300.00               91300.00
      0002017703                                      ROBERT L. DOW      85500.00               85500.00
      0002019627                                      DANNY RINALDO      13000.00               13000.00
      0002020057                                DOROTHY L. PHILLIPS      60900.00               60900.00
      0008881504                                 C&B TRUCKING, INC.      65000.00               65000.00
      0008881544                             AD INTERNATIONAL, INC.     200000.00              200000.00
      0008881564                                       MILTON ALLEN      55000.00               54827.74
      0008881604                                     VITALINO RIVAS      90000.00               89796.04
      0008881624                                      LAVINIA ROMAN      40000.00               39928.01
      0008881665                      ZURICH INVESTMENT CORPORATION      95000.00               95000.00
      0008881685                                     NICOLA DIMARCO      49000.00               49000.00
      0008881705                                     CHARLES NEWTON      15000.00               14968.68
      0008881725                                    SARAH F. GREENE      35000.00               34999.20
      0008881805                                    J. MICHAEL MANN      63000.00               62620.44
      0008881825                                    LOUIS E. FRANCO      25000.00               24899.50
      0008881885                                     LARRY SAUNDERS      28000.00               28000.00
      0008881905                                      PHILLIP RAPPA      50000.00               50000.00
      0008881925                              ANTONIOS ANGELOPOULOS      15000.00               15000.00
      0008881965                                    IN SOON RUSSELL      30000.00               30000.00
      0008882025                                      JULIE A. HELM      26000.00               26000.00
      0008882046                                    RODERIC KRAYTON      20000.00               20000.00
      0008882047                                    LINDA TORTAJADA      20000.00               20000.00
      0008882048                                    KATORIGAS, INC.     185000.00              185000.00
      0008882049                            PETERS IRON WORKS, INC.      70000.00               70000.00
      0008882051                                      NELSON MADERA     180000.00              180000.00
      0008882054                                 DENNIS P. INGRALDI      46000.00               46000.00
      0008882056                                  EDWARD P. FOWLKES      20000.00               20000.00
      0008882057                             ORTIZ ENTERPRISE, INC.      45000.00               45000.00
      0008882058                      EL MOLINO RESTAURANT II, INC.      20000.00               20000.00
      0009001659                                         SAMIA SAID      49500.00               49477.37
      0009002692                                 EMILY M. O'CONNELL      29700.00               29607.78
      0009003110                                   ROBERT H. SNYDER      32000.00               31945.09
      0009003235                               WILLIAM J. CARPENTER      34300.00               34123.57
      0009004865                                     HELEN SCHLEGEL      46000.00               45905.69
      0009005203                                  ST CLAIR BROWN II      32000.00               31954.90
      0009005404                                   MICHAEL J. ROSER     124200.00              124123.85
      0009005485                               MARIAMA KAI MCINTYRE      20000.00               19754.84
      0009005670                                     DONNA L. REYES      90000.00               89540.12
      0009005813                                   EMILY M. ZAWACKI      90000.00               89844.85
      0009005906                                 ALBERT R. OLIVIERI      46000.00               45800.99
      0009006094                                      SUSAN J. DILL      16412.00               16255.68
      0009006174                                MICHAEL K. HALDEMAN      14268.00               14268.00

      0009006194                                       MELVIN EVANS      58400.00               58155.81
      0009006275                                   ROSE C. RANDOLPH      40000.00               39885.59
      0009006294                               CONNIE LEE GOTTFRIED      33000.00               32979.18
      0009006494                                   ROSEMARIE ERDMAN      76000.00               75730.11
      0009006514                                  PATRICIA A. CONTI      93500.00               93252.81
      0009006700                               WILLIAM EDWARD SMITH      60000.00               59790.15
      0009006734                                     JERZY JUREWICZ      40000.00               39869.36
      0009006754                                    RONALD R. COLNA      45000.00               45000.00
      0009006794                                         GLEN BROWN      60000.00               59859.88
      0009006874                               GEORGE M. HAUENSTEIN      51800.00               51800.00
      0009006934                                  THERESE M. FUERST      18000.00               17853.10
      0009006974                                      JOANNE ZIEBER      84000.00               83100.29
      0009007054                                     SCOTT M. LUBIK     150000.00              150000.00
      0009007234                               FRANCESCA MASTRICOLA      21000.00               20920.30
      0009007315                               WILLIAM J. HOVEMEYER      30000.00               29702.87
      0009007395                                WILLIAM P. LADRIGAN      55000.00               54734.25
      0009007434                                  SHAWN R. MATTSSON      36000.00               35955.44
      0009007454                                    ARLENE ANDERSON      26600.00               26415.80
      0009007474                                 BILLIE K. STIFFLER      52500.00               50423.59
      0009007494                                     ALAN G. BOUNEY      60000.00               60000.00
      0009007574                                   LAWRENCE WATKINS      38000.00               37943.71
      0009007575                              WILLIAM C. SNYDER JR.      20800.00               20766.10
      0009007595                                  SHARYN M. GENTILE      20000.00               19646.65
      0009007735                                      JOYCE CARROLL      30222.00               30128.77
      0009007776                                        GLEN L. YEO      40000.00               39845.02
      0009007835                                 NAHEDA M. MUHEISEN      50000.00               49183.93
      0009007899                                    MIRIAM C. MOORE      19700.00               19488.46
      0009008176                                      ANA MAISONAVE      43400.00               43400.00
      0009008196                                    THOMAS J. KELLY      15000.00               14823.28
      0009008238                                       MARY SALZANO      55000.00               54866.77
      0009008376                              PATRICIA E. ABERNETHY      16000.00               15866.02
      0009008576                                      BETTY BORENZO      70000.00               69710.95
      0009008617                                 GERALD M. DIMATTEO      30000.00               29818.07
      0009008916                                     ANDREW D'AMBRA      40000.00               39648.75
      0009008976                              GEORGE W. MASTERS JR.      25000.00               25000.00
      0009009116                                   EILEEN S. LEADEM      70000.00               70000.00
      0009009337                                     HAYDEE KRAVIEC      72000.00               71982.92
      0009009358                                 CHARLES W. HOFFMAN      16000.00               15956.06
      0009009458                                    PATRICIA HANSON      80000.00               79730.26
      0009009478                                  ROBERT F. DE ROSA     100000.00              100000.00
      0009009498                                      ALFRED VOLKEL     106000.00              106000.00
      0009009538                                JOHN W. HILLMAN JR.      35000.00               34897.72
      0009009558                                     BARBARA WRIGHT      56000.00               55882.38
      0009009598                                    ROBIN L. RHOADS      76000.00               75782.54
      0009009698                                   WILLIAM M. MINGO      23392.00               23374.33
      0009009758                                      PETER NIKOLOF      35000.00               34901.42
      0009009779                                      GARY R. GALLO      44500.00               44342.01
      0009009782                                    MADGE P. BOLDEN     175000.00              174809.80
      0009009783                                        TERESA RYAN      39000.00               39000.00
      0009009787                                 DORIS A. KOENEMUND      30000.00               29836.66
      0009009788                                      JORGE BATISTA      35000.00               35000.00
      0009009789                                 LINDA M. APPLEGATE      46300.00               46221.17
      0009009794                                   THOMAS A. YEAGER      35400.00               34709.02
      0009009836                                       DOREEN MELIA      12500.00               12477.81
      0009009896                                     JOHN J. BELGIO      16100.00               16051.94
      0009009916                                CAROLYN MARY POTKAY      34000.00               34000.00


      0009009936                                   S. LUCILLE JONES      37400.00               37234.98
      0009009976                                  JOSEPH D. MELIONE      32285.00               32217.41
      0009010018                              WILLIAM A. BERGIN JR.      35000.00               34890.54
      0009010037                               LORRAINE B. SATCHELL      90000.00               90000.00
      0009010057                                      IRENE J. COOK      54975.00               54899.17
      0009010077                                      MARY G. MOODY      27000.00               26843.17
      0009010079                               CELESTINE P. HAMMOND      35000.00               35000.00
      0009010080                                    JAMES A. MORRIS      95000.00               94709.01
      0009010101                              THOMAS RICHARD LIEBIG      25250.00               25250.00
      0009010140                                 MARION J. DEMATTEO     119000.00              119000.00
      0009010200                                    DENNIS R. FIALA     120000.00              120000.00
      0009010222                              MICHAEL J. MARTINELLI      28000.00               28000.00
      0009010226                                        FRED GRANDE      65000.00               64909.44
      0009010230                                LAWRENCE H. NABOZNY     116000.00              116000.00
      0009010241                                 STEPHEN F. MEISTER      53000.00               53000.00
      0009010261                                    MARYANNE ONDECK      77000.00               77000.00
      0009010400                                     RUTH F. GRIMES      13000.00               13000.00
      0009010422                                   RICHARD LOUGHRAN      48000.00               48000.00
      0009010444                                   QUEEN E. GASKINS      20000.00               20000.00
      0009010464                              RICHARD P. WALKER JR.      13375.00               13375.00
      0009010613                               CHRISTOPHER M. TEATS      10000.00               10000.00
      0009010636                                   WILLIAM E. OLSON      35750.00               35687.87
      0009010699                                KAREN A. SIDEBOTHAM      28500.00               28500.00
      0009010820                                  EDWARD S. YOUMANS      59000.00               59000.00
      0009010946                                    ROBERT L. DORIO     190000.00              190000.00
      0009010966                                       JOHN HOFFMAN      30000.00               30000.00
      0009010987                                LEONARDO G. LUBRANO      22000.00               22000.00
      0009011287                                   CHARLES A. WHITE      53000.00               53000.00
      0009011327                                MARGARET VON BADINS      32000.00               32000.00
      0009011347                                     NORAYMA MENDEZ      80000.00               80000.00
      0009011448                                   ROBERT W. FOSTER      50000.00               50000.00
      0009011469                                 THOMAS J. MCNAMARA      45000.00               45000.00
      0009011470                                    JAMES H. KEESEY      50000.00               50000.00
      0009011491                                 LUCIANO MIGLIARINO     171920.00              171920.00
      0009011511                                       NAZIH JABADO      46500.00               46500.00
      0009011551                                   ELIZABETH BUTLER      15000.00               15000.00
      0009011572                                PATRICK M. CHANDLER      24400.00               24400.00
      0009011694                                   SHERRY CORNELIUS      28350.00               28350.00
      0009011714                                 KENT I. STEINHAUER      65000.00               65000.00
      0009011755                                    CAROL J. BRYANT      10000.00               10000.00
      0009011775                                   JEFFREY DRAGOTTI      19000.00               19000.00
      0009011875                           CATHERINE J. STRECKEWALD      50000.00               50000.00
      0009011955                                     TODD R. MARVIN      63750.00               63750.00
      0009012055                                     RONAN F. CORIO      21250.00               21250.00
      0009012117                                     FRANCES PULEIO      42500.00               42500.00
      0009012224                                     NANCY VISCARDI      60000.00               60000.00
      0009012263                                     LOWELL FELTMAN      15500.00               15500.00
      0009012403                                CYNTHIA W. MCGINNIS      70400.00               70400.00
      0009012465                                   DANIEL K. CISNEY      46300.00               46300.00
      0009012564                                  EDITH M. MICHALIS      25000.00               25000.00
      0009012611                                     GEORGE LABELLA     130500.00              130500.00
      0009012613                                 WILLIAM J. PERRINI      41500.00               41500.00
      0009012614                                  CARMELA M. BOHLEY      24000.00               24000.00
      0009012631                                      JAMES H. LONG      50400.00               50400.00
      0009012801                                   NANCY J. HANSELL      60000.00               60000.00
      0009012803                                  WALTER E. EVERETT     150000.00              150000.00


      0009012805                                    STEPHEN AMBROSE      18000.00               18000.00
      0009012812                                     JOHN JACKOVINO      35904.00               35904.00
      0009012846                                     JOHN A. PHALER      72400.00               72400.00
      0009012849                                        EUGENIA FAY      28000.00               28000.00
      3019800646                                 ZAKARIA A ALJALUDI      77775.00               77775.00
      3019800651                                    NARCISO MOQUETE      60400.00               60400.00
      3019800653                                  DANILO A MARTINEZ     117600.00              117600.00
      3019800657                                  FERDINAND MARTINI      70000.00               69994.41
      3019800659                                    MICHELE D AGARD     202500.00              202500.00
      3019800660                                   MARVIN R ANTHONY      53550.00               53550.00
      3019800666                                      MIGUEL A ROSA      60000.00               60000.00
      3019800667                                     SEGUNDO A BLAS     144000.00              144000.00
      3019800674                               MOHAMMED M. ETTOUNEY     154500.00              154500.00
      3019800728                                 CARMEN JULIA ORTIZ     211500.00              211500.00
      3019803709                                   WILLIAM LOCKHART      78200.00               78162.24
      3019803955                                  CHARLES ESTERLINE      43000.00               42903.02
      3019803974                                   ZAIDA R. MIRANDA      52800.00               52747.86
      3019804027                                     TIMOTHYM BLACK      41400.00               41400.00
      3019804034                                     ROBERT DOWNTON      50250.00               49863.82
      3019804053                                   STANLEY E. WYATT      45000.00               45000.00
      3019804081                                    SHIRLEY JACKSON      45000.00               44896.17
      3019804110                                     IYONNA RUSSELL      47600.00               47496.62
      3019804114                                       CHERYL DUKES      58400.00               58400.00
      3019804229                                  ROBERT L. KINSLEY      95250.00               95250.00
      3019804230                                   DOROTHY M PARISH      38250.00               38250.00
      3019804231                                   TERRANCE R AHERN      52000.00               52000.00
      3019804232                                G TRINESE SUMMERLIN      28475.00               28444.09
      3019804244                                        JASON FINKE      81600.00               81600.00
      3019804389                                  TIMOTHY J. YERGER      32000.00               32000.00
      3019804421                                   CHARLES D NAPIER      30000.00               30000.00
      3019804429                                        MIKE RIVERS      37100.00               37100.00
      3019804438                                      WILLIAM JONES      30000.00               30000.00
      3019805005                                   TIMOTHY HELLINGS     136000.00              136000.00
      3019805050                                        DON CONAWAY     193050.00              192628.08
      3019805282                                    ALLISON COLLINS      62400.00               62400.00
      3019805462                                  JEFFREY BONDURICH      85600.00               85594.66
      3019805520                                     PETRA C TURNER     102000.00              102000.00
      3019805529                                 HUGH J MCNICHOL IV     135915.00              135915.00
      3019805559                                     MARY C JOHNSON      79740.00               79552.45
      3019805606                                   MATTHEW MARCKESE      61650.00               61405.28
      3019805607                                      ROBERT STEELE      59175.00               59175.00
      3019805611                                  WILLIAM MARK WEBB      56250.00               56250.00
      3019805616                               LINDA TIMMON-STILLIS      58650.00               58650.00
      3019805624                                     JOSEPH C. LONG      52000.00               52000.00
      3019805627                                  JAMES H. FORCINIO      78400.00               78400.00
      3019805654                                 CHARLES D SMITH SR     143500.00              143500.00
      3019805671                                   RICKEY R. COOPER      63750.00               63750.00
      3019805705                                   HOWARD H. HUGHES      91500.00               91500.00
      3019805728                                     SADY GUILLAUME      74800.00               74800.00
      3019805739                                 RICHARD A WHISNANT     117000.00              117000.00
      3019805755                                       WILMER SMITH     148500.00              148166.87
      3019805763                                     DEBBIE MCNEELY      64000.00               63801.20
      3019805781                                MICHAEL J. CALLAHAN      35750.00               35750.00
      3019805783                                  DEBORAH A. ROGERS      50050.00               49975.32
      3019805799                                   ROBERT C ANTHONY      32000.00               31988.31
      3019805809                                     WILBUR HUGGINS      59500.00               59219.04


      3019805814                                       JOAN R WELBY      60000.00               59987.04
      3019805821                               ARLINGTON C. MILFORD      40000.00               39347.76
      3019805823                                 FELICIA A. HIGGINS      63200.00               63200.00
      3019805837                                 THOMAS P. DESANTIS     171000.00              171000.00
      3019805842                                      IVAN WILLIAMS      32000.00               31958.97
      3019805848                                        ROBERT CARR      44000.00               43999.25
      3019805863                                      DONNA MACCARI     142800.00              142800.00
      3019805880                                    THOMAS A. BURKE      73100.00               72956.93
      3019805887                                   THAD RAY STARKES     114300.00              114300.00
      3019805893                                     JEFFREY E LYNN      72000.00               72000.00
      3019805896                               HOWARD R. YOUNG, SR.      48000.00               47848.96
      3019805897                                     MICHAEL WORTHY      40000.00               40000.00
      3019805898                                   JAMES R. JOHNSON      30400.00               30400.00
      3019805903                                     DONALD BARRETT      63000.00               63000.00
      3019805919                                 KIMBERLY ALEXANDER     119250.00              119250.00
      3019805921                                       DAN P. OYLER      75000.00               74876.95
      3019805938                                KATHLEEN RUSSO GANA     166500.00              166317.18
      3019805942                                        RONNIE GARY      39200.00               39197.49
      3019805955                                  RHONDA M SEEGOBIN     168300.00              168300.00
      3019805962                                       CORETHA SIMS      28000.00               27997.33
      3019805963                                       SONDRA COBLE      60900.00               60900.00
      3019805973                                     KENNETH FARREN     104000.00              104000.00
      3019805988                                       DEVON GLOVER      49725.00               49725.00
      3019805995                                      CECELIA RONEY      45900.00               45900.00
      3019806005                               ISABEL M. DIVIRGILIO     140500.00              140407.17
      3019806012                                   WILLIAM THOMASON     116388.00              116388.00
      3019806015                                 PATRICIA D. MILLER      40500.00               40500.00
      3019806018                                 RUSSELL J. DIPPMAN     217800.00              217800.00
      3019806022                              WILLIAM W. REINSCH JR     160000.00              160000.00
      3019806032                                       AHMAD ALAMIN      32000.00               32000.00
      3019806039                                   ANNA MARZEGLIANO      61000.00               61000.00
      3019806050                                JOSEPH MCDOWELL III      45000.00               45000.00
      3019806059                                  MICHELLE BENEDICT      72250.00               72250.00
      3019806061                               GREGORY S MCCULLOUGH      68000.00               68000.00
      3019806080                                MICHAEL S HINSON JR      46750.00               46750.00
      3019806083                                      PATRICIA REED      55000.00               55000.00
      3019806104                           GLORIA FIGUEROA DE CORTE      32000.00               32000.00
      3019806107                                RICHARD W RICCHETTI      45000.00               45000.00
      3019806119                                    MARIA HERNANDEZ      31450.00               31450.00
      3019806131                                  SHELIA HALE OWENS      40000.00               40000.00
      3019806136                                   FRANCIS X. TAGUE     128000.00              128000.00
      3019806140                                  VANESSA L. GRIGGS      34850.00               34850.00
      3019806158                                         ALISA FORD     144000.00              144000.00
      3019806163                                       BRIAN K RICH      59500.00               59500.00
      3019806189                                 WILLIAM E. MESSICK      57800.00               57800.00
      3019806210                                      CRAIG MUMMERT     106250.00              106250.00
      3019806224                                    GREGORY WOLCOTT     102400.00              102400.00
      3019806243                                     ERIK N. HARLEY     126900.00              126900.00
      3019806249                                   DENEEN S. COOPER      69930.00               69930.00
      3019806260                                   ELEANORA WIMBUSH      70000.00               70000.00
      3019806266                                     BRIAN C. DERBY      51300.00               51300.00
      3019806278                                 ELLIS E PLOWMAN JR     180000.00              180000.00
      3019806281                                        PAUL VITALE      90400.00               90400.00
      3019806282                                    SYLVIA A FALCON      24150.00               24150.00
      3019806318                                     RENITA D ROANE      43200.00               43200.00
      3019806364                                 SCOTT A HORNBERGER     133650.00              133650.00

      3019806370                                    MICHAEL DIBRUNO      81000.00               81000.00
      3019806380                                    GREGORY STENGEL      90400.00               90400.00
      3019806382                                    JANE K. CARLSON      91800.00               91800.00
      3019806396                                       LOTTIE JONES      19500.00               19500.00
      3019806401                                 SHINEKQUA L BAINES      97750.00               97750.00
      3019806413                            JOSEPH M. FABRIZZIO, JR      69000.00               69000.00
      3019806426                                ROBIN C. BLACKSHEAR      85000.00               85000.00
      3019806433                                         TODD HENRY      94400.00               94400.00
      3019806444                                       GWYNNE TRACY     119000.00              119000.00
      3019806475                             DANIEL J CZECHOWICZ JR     121500.00              121500.00
      3019806485                                   JAMES R. BEIRNES     128000.00              128000.00
      3019829086                                    CLARENCE WRIGHT     118000.00              118000.00
      3019830248                              DERRICK A. WILLOUGHBY     190000.00              189674.23
      3019830610                                      STEVE KRIARAS     165000.00              165000.00
      3019832433                                          HIEP PHAN      85400.00               85105.85
      3019832562                                       MILDRED RUIZ      70550.00               70550.00
      3019832563                                          RAUL VEGA     100000.00              100000.00
      3019832569                                      JAMES P. ROOT      22000.00               22000.00
      3019832580                                    LEONARD J. LOVE      80000.00               79364.35
      3019832719                                    MICHAEL ROBERTS     122400.00              122400.00
      3019833000                                    DIANN M. HOLMES      70900.00               70900.00
      3019833107                                       CELESTE ORIA     155000.00              154826.26
      3019833164                                    CHARLES D EVANS     165750.00              165719.88
      3019833211                                   CATHERINE M KAIN      56250.00               56250.00
      3019833355                                PATRICIA L HARDAWAY     112000.00              111949.43
      3019833500                                   BARBARA TAZEWELL      38000.00               37894.36
      3019833566                                       LOUISE GAITA     223500.00              223500.00
      3019833577                                   JEANENE WILLIAMS     124000.00              124000.00
      3019833726                                     FRANK J MARCHE     184000.00              184000.00
      3019833761                                     WILLIAM COOPER      29750.00               29614.55
      3019833782                                MICHAEL WHITEKETTLE      85000.00               84856.59
      3019833927                                       JOAN C TRIEU     172800.00              172716.57
      3019833996                                  PEECHES LEMONIAUS      71500.00               71500.00
      3019834099                                     MARGARET DONNE     157600.00              157377.34
      3019834146                                         MAX MENDEZ      60750.00               60112.41
      3019834155                                    ROBERT L. SPADA     100000.00               98998.25
      3019834236                                   JOSEPH R. MAIONE     125000.00              124996.32
      3019834289                                    MATTHEW F FEBBI     150000.00              150000.00
      3019834352                                        AZAD KAYANI     180000.00              180000.00
      3019834357                                     EUGENE TROTTER      55000.00               54900.66
      3019834419                                       LINDA L FERO      80750.00               80133.22
      3019834533                                   THOMAS RISALVATO      40000.00               39815.27
      3019834561                                        TONI MURRAY     103500.00              103500.00
      3019834598                                     MICHAEL BIONDI     161250.00              161075.04
      3019834699                                 DAVID MUCCIARIELLO     108000.00              107731.44
      3019834798                                     LUTHER GATLING      47000.00               46878.11
      3019834851                                  ALVIN O. HILLIARD     100800.00              100621.80
      3019834891                                    DOMENIC MATOZZO     123750.00              123750.00
      3019834937                                   GHADIR BAGHERIAN     110000.00              110000.00
      3019834972                                JEFFREY LEE JENKINS      56950.00               56379.26
      3019834995                                      ADNAN A. DANI     117000.00              116507.39
      3019835021                                      GARY J MCCABE     160200.00              160200.00
      3019835156                                    KEVIN W RAUCHUT      96000.00               95418.08
      3019835238                                 KENNETH G. HAHN SR      50000.00               49820.94
      3019835264                                    REGINALD BRYANT      59400.00               59124.49
      3019835293                                         GAIL JONES     110400.00              110189.28

      3019835302                                     LINDA GIORDANO     136800.00              135405.94
      3019835348                                     EVELYN M ASHBY     109800.00              109710.72
      3019835410                                      LAVETTA JAMES     142400.00              142400.00
      3019835456                                       JOHN DEFALCO     103500.00              103500.00
      3019835482                                     NICHOLAS LUCCI     116025.00              115574.77
      3019835502                                GREGORY R. MARTUCCI     143200.00              142927.99
      3019835552                                   CHRISITIAN FAUTZ     184000.00              183349.30
      3019835582                                  PAUL W. AUGUSTINE     117000.00              116910.38
      3019835593                                    GERMANO BENACIO     165000.00              164691.83
      3019835613                                       DEANNE BROWN      82450.00               82450.00
      3019835624                                       LINDA MCNEAL      23800.00               23712.05
      3019835637                                        MAGGIE GRAY     129200.00              129200.00
      3019835674                                    JAMES A. COOMBS      40600.00               40489.56
      3019835744                                    JULIETA RAMIREZ     193500.00              192910.17
      3019835745                                       LEMON MYHAND      30000.00               29851.06
      3019835774                                  DOTHLIN E. MEYERS      18270.00               18209.74
      3019835821                                          ELI PRICE     128000.00              128000.00
      3019835823                                     WESLEY C JONES      71400.00               71225.76
      3019835829                                 LESLIE R. MATTHEWS     125375.00              125375.00
      3019835844                                 CAROL A. TOMISELLI      72250.00               72250.00
      3019835853                                     NELSON D. KERR     128000.00              127786.73
      3019835860                                   GEORGE T HOFFMAN      40000.00               39763.50
      3019835867                                    MILAGROS RIVERA      25500.00               25500.00
      3019835897                                    HAROLD LEFCOURT      88000.00               88000.00
      3019835898                                      BRION PADILLA      91000.00               90717.11
      3019835901                              JOHN DAVID SCALAMONTI     146000.00              145746.31
      3019835936                                      JEAN G SEVERE     105400.00              105400.00
      3019835972                                    GIUSEPPE GIGLIO     124000.00              123862.01
      3019836004                                     TRACY ANN QUAP      35700.00               35619.30
      3019836012                                    CHARLES O'BRIEN      73000.00               72735.58
      3019836016                                   JERRILYN M. COOK      69300.00               68868.65
      3019836021                                     DARIEAL SUTTON      20300.00               20300.00
      3019836024                                    QUEEN O. CANNON      36000.00               35836.49
      3019836066                                   DARLENE W. SELBY      55000.00               54894.07
      3019836134                                   ANSELMO MARTINEZ      80000.00               80000.00
      3019836154                                      MICHAEL PITTS      57800.00               57800.00
      3019836181                                 TIMIA HAYDEN TRENT     145000.00              144652.78
      3019836187                                     ESTHER ROGAZZO      80000.00               79913.60
      3019836190                                        UNA BARRETT      72000.00               71821.04
      3019836192                                       ADRIANO PENA     119000.00              118733.58
      3019836195                                      HYACINTH SHAW     119000.00              118751.14
      3019836196                                  HATTIE M. JOHNSON     209700.00              209060.78
      3019836214                             CORNELIUS P. DALY, JR.      50000.00               49774.81
      3019836229                                   ALBERT L LOTT SR     107950.00              107824.20
      3019836238                                        OSCAR BROWN     108000.00              107921.64
      3019836248                                 DAMON J. RUSIGNOLA      40640.00               40338.06
      3019836259                                     PHUOC M NGUYEN      60000.00               59619.15
      3019836269                                     CAROLINE HAYES      56100.00               56100.00
      3019836284                                    RACHEL SANSBURY      43200.00               43131.07
      3019836290                                    SANDRA MARTINEZ     165750.00              165750.00
      3019836301                                    GERALD GAJEWSKI     120000.00              120000.00
      3019836303                                   LONNIE C. CONWAY     107950.00              107950.00
      3019836313                                  CALVIN J RAMSAMMY     116250.00              115963.95
      3019836314                                 CALVIN J. RAMSAMMY     134300.00              133975.61
      3019836315                                     RANDOLPH SCOTT     162000.00              162000.00
      3019836319                                   NAVLETT PHILLIPS     117300.00              117300.00

      3019836330                                    WILLIAM MCMAHON     149000.00              148937.25
      3019836331                                   WALLACE McINTOSH     112500.00              112500.00
      3019836333                                      DANIEL N OLIN      49000.00               49000.00
      3019836359                                  TIMOTHY J. GUENOT     172000.00              172000.00
      3019836363                                      G ROBERT DUTZ      80000.00               80000.00
      3019836384                                  MICHELLE A. MOUNT      69700.00               69700.00
      3019836385                                    YOLANDA SALINAS     126000.00              125971.07
      3019836388                                        IVY BENIGNO      87390.00               87390.00
      3019836393                                       WILLIE WHITE      98000.00               97665.34
      3019836414                                     ROBYN R. JONES      78750.00               78581.56
      3019836418                                     ADRIAN J MOODY     212500.00              212500.00
      3019836445                                   KEVIN T CAMPBELL      45000.00               45000.00
      3019836457                                 ANGEL OCASIO REYES      29600.00               29496.03
      3019836459                                 MARIE JOSY LEONARD      54000.00               53950.67
      3019836468                                     GERALDINE TATE      43500.00               43500.00
      3019836474                                    VICTORIA TORRES      33000.00               32904.57
      3019836485                                       DANIEL HAYES      46350.00               46213.01
      3019836510                                       NEREIDA PENA      75000.00               74835.21
      3019836512                                    WILLIAM E. COOK      33750.00               33750.00
      3019836518                                       LINDA MCNEAL      29750.00               29638.29
      3019836528                                 LOUIS DONALD DERSY      45600.00               45487.90
      3019836531                                   DANIEL W. SHOUDT      73600.00               73391.39
      3019836558                                   GEORGE C FINDLAY      49000.00               49000.00
      3019836575                                    JANET D KOERNER     129600.00              129600.00
      3019836581                                      JOSEPH JORDAN     108000.00              108000.00
      3019836600                                      LENA BRIGGMAN     120000.00              119391.25
      3019836607                                     KEVIN WILLIAMS     123750.00              123749.93
      3019836610                                        KEITH SIMON     104000.00              104000.00
      3019836653                                       ALBERT HICKS      70550.00               70550.00
      3019836657                                       MARIA PAYANO      65000.00               65000.00
      3019836665                                  MICHAEL MEHRINGER     103700.00              103700.00
      3019836671                                     MORINE A. REID      80000.00               80000.00
      3019836673                                     KERRY COULDRON     140250.00              140250.00
      3019836693                                DENIS L. ABRAMOWITZ     135000.00              135000.00
      3019836694                                ANTOINETTE A. RENCH      48000.00               48000.00
      3019836705                              NATANAEL PIERRE LOUIS      27000.00               26844.79
      3019836716                                      LEAFORD MOORE     180000.00              178298.34
      3019836721                                    JOSEPH F MILLER      38000.00               38000.00
      3019836747                                    RAFAEL ORELLANA     100000.00               99581.29
      3019836792                                       WILLIE WHITE      51000.00               51000.00
      3019836804                                       RONALD MOORE     123500.00              123388.20
      3019836805                                    TRACEY D. JONES      52200.00               52200.00
      3019836831                                       MICHAEL CANU     190000.00              190000.00
      3019836851                                   ERNESTINE BAILEY      45600.00               45509.33
      3019836877                              WALLACE MC INTOSH SR.     101400.00              101400.00
      3019836893                                       AMEER SALEEM      43500.00               43500.00
      3019836924                                    LILAINE JERKINS      51000.00               51000.00
      3019836955                                   RICHARD CALDWELL      68000.00               68000.00
      3019836959                                        MARK R HALD      56800.00               56800.00
      3019836978                                    RICHARD SIMPSON     103700.00              103700.00
      3019836987                                         MALKA RAND     100000.00              100000.00
      3019836992                                  DOROTHY G. LATNEY      45000.00               44857.44
      3019837036                             TINA ELIZABETH WALLACE      40000.00               40000.00
      3019837040                                 GEORGE R. CAMPBELL      68400.00               68400.00
      3019837056                                     VIRGINIA LYNCH     172000.00              172000.00
      3019837105                                 JEFFREY P VOLLMUTH     112000.00              112000.00


      3019837112                             FRANCESCA MARIA CAPPEL     136000.00              136000.00
      3019837132                                    SHEREE S FOSTER      46750.00               46750.00
      3019837147                               JAMES S. FABRICATORE     198000.00              198000.00
      3019837152                                    BARBARA I GALLO      75000.00               75000.00
      3019837205                                      GENOVEVA LUGO      26600.00               26600.00
      3019837214                                      LLOYD GOLDING     123200.00              123102.47
      3019837218                              ERELYN ROSE DELA PENA     191250.00              191250.00
      3019837242                                 MICHAEL F. MALANGA      30000.00               30000.00
      3019837243                                 DOROTHY MAY TORICK      50000.00               50000.00
      3019837244                                       PATRICK CARO      30000.00               30000.00
      3019837251                               ELIZABETH MONTGOMERY      36000.00               36000.00
      3019837252                                     LUCIEN CHARLES      44100.00               44100.00
      3019837255                                  THEODOCIA D MORSE      98000.00               98000.00
      3019837294                                   BRENDA GRAY EADY      41250.00               41250.00
      3019837311                                      VITO BARBIERA      64000.00               64000.00
      3019837351                                    ROBERT J McCALL      60000.00               60000.00
      3019837352                                    JAMES C HAWKINS      54300.00               54231.96
      3019837427                                      TYREA Y WHITE      26250.00               26145.55
      3019837447                                   MARCIA FELICIANO      93500.00               93500.00
      3019837454                                        KEITH SIMON      96000.00               96000.00
      3019837460                                       AMEER SALEEM     108000.00              108000.00
      3019837492                                      HILARIO PEREZ      77000.00               77000.00
      3019837494                                       FATIMA HOMEM     120000.00              120000.00
      3019837498                                DRAGOSLAV STANKOVIC     141075.00              141075.00
      3019837511                                  REGINALD C. NOBLE      64600.00               64600.00
      3019837512                                 BETTY L CONSTANTIN      55000.00               55000.00
      3019837516                                   MOHAMED Y SHARIF     138750.00              138750.00
      3019837529                                       WALTER MOODY     160000.00              160000.00
      3019837530                                      RUBY THOMPSON     131400.00              131400.00
      3019837577                                  SANFORD DICKERSON      79200.00               79200.00
      3019837579                                       JOHN BARR SR      22400.00               22400.00
      3019837587                                       KENNETH RICE      63750.00               63750.00
      3019837591                                       JERALD BRINN      25200.00               25200.00
      3019837605                                      JEROME WOMACK     122400.00              122400.00
      3019837620                                  EDWARD J BOZZETTO      79050.00               79050.00
      3019837652                                    ROBERT L GIDNEY      66000.00               66000.00
      3019837656                                     LOUIS MARVELLI      52000.00               52000.00
      3019837796                                       ARCADIO CRUZ     190000.00              190000.00
      3019837824                                     MARIE T DOOLEY     131750.00              131750.00
      3019837857                                      JORGE MONROIG     112000.00              112000.00
      3019837866                                     NEAL FABER JR.      75000.00               75000.00
      3019837878                                       MARIE COOPER     133000.00              133000.00
      3019837900                                  JAMILA A PHILLIPS      44000.00               43924.08
      3019837936                                   GLORIA G. HINSON      38250.00               38250.00
      3019837939                                  ALVIN L KIMBROUGH     153000.00              153000.00
      3019837951                                AUGUSTINE D MATTHEW     216750.00              215520.06
      3019837959                                     GARY MASTERSON     105000.00              105000.00
      3019837984                                   DONNA A REYNOLDS     166500.00              166500.00
      3019838025                                        GRACE MOREY      72000.00               72000.00
      3019838054                                  FREDERICK SNYDERS      55500.00               55500.00
      3019838057                                     DAVID GRENFELL      33800.00               33800.00
      3019838086                                    STEPHANIE JAMES     136000.00              136000.00
      3019838105                                       PHILIP SARNA     170000.00              170000.00
      3019838121                                      ARTHUR G LYLE      45900.00               45900.00
      3019838122                                      ELLEN R LACEY      21500.00               21500.00
      3019838178                           ELIZABETH HAWKINS OSSENF     106250.00              106250.00


      3019838179                                    DOROTHEA THOMAS     102000.00              102000.00
      3019838231                                  WILLIE MAE THOMAS      61200.00               61200.00
      3019838235                                      JEROME PRUETT     202500.00              202500.00
      3019838276                                  SHERRIN A WALTERS      64000.00               64000.00
      3019838284                                    WALTER SCATTONE      25000.00               25000.00
      3019838301                                      CARMEN TORRES     216000.00              216000.00
      3019838313                                  MICHELE F CARBONE      95537.00               95537.00
      3019838320                                      DANIEL JOSEPH     225000.00              225000.00
      3019838345                                   CAMILLE WILLIAMS      90750.00               90750.00
      3019838352                                     PATRICIA FORTE     148500.00              148500.00
      3019838353                                     KEVIN WILLIAMS     208250.00              208250.00
      3019838369                                  VENEZUELA R BUNCH      40000.00               40000.00
      3019838418                                       FRANK WIEGEL      29400.00               29400.00
      3019838445                                  WILLIAM GILLESPIE      30000.00               30000.00
      3019838451                                     EDWARD STEWART      33600.00               33600.00
      3019838477                                     TANIA LOMBARDO      33500.00               33500.00
      3019838488                                    MANUEL GONZALEZ     131750.00              131750.00
      3019838490                                      LAUREN MURPHY     136850.00              136850.00
      3019838575                                    MICHAEL E. SHAY     135000.00              135000.00
      3019838596                                      JEROME GOODEN     124650.00              124650.00
      3019838675                                 FLORENCE L HALBERT      40000.00               40000.00
      3019838684                                         MILTON OHM      65450.00               65450.00
      3019838685                                      REGNEL GEORGE      94200.00               94200.00
      3019838713                                    DOROTHY R MUMMA      90000.00               90000.00
      3019838730                                  JOSEPH J BALOBECK      15000.00               15000.00
      3019838746                                      CHERRY BAILEY     220000.00              220000.00
      3019838803                                     GERMAN HERRERA      86250.00               86250.00
      3019838850                                   FRANCIS SAMKABBA     139500.00              139500.00
      3019838855                                         LEE DALTON      29000.00               29000.00
      3019838857                                      DELOMA WALKER      81600.00               81600.00
      3019838862                                       ANTONIO CRUZ     100000.00              100000.00
      3019838897                                      HAROLD ARCHER      97750.00               97750.00
      3019838900                                      SHARON THOMAS      72750.00               72750.00
      3019838935                                JEAN REYNALD DULCIO     174000.00              174000.00
      3019839038                                     RICHARD KONADU     105400.00              105400.00
      3019839062                                   LINDA F ANDERSON     120000.00              120000.00
      3019839065                                     EMILLE A BROWN      44000.00               44000.00
      3019839110                               DEIGHTON S. GRIFFITH      60000.00               60000.00
      3019839161                                     MARIA F. LEITE      65000.00               65000.00
      3019839181                                   DEXTER C. BURTON     121500.00              121500.00
      3019839217                                     MARIA L. BROWN      72000.00               72000.00
      3019839269                                    DONALD KORSHNAK      99025.00               99025.00
      3019839311                                     NICOLA GRANATA     106200.00              106200.00
      3019839313                                    STEVEN A CURTIS     110500.00              110500.00
      3019839375                                    ANNIE MAE WHITE      24000.00               24000.00
      3019839376                                      KIRA COPELAND      47700.00               47700.00
      3019839557                                  RALPH J. ESQUIVEL      14000.00               14000.00
      3019839629                                       BERTHA TYNER     121500.00              121500.00
      3019839723                                       JOHN KARCHER     164900.00              164900.00
      3019891218                                     AUDREY J JONES     131750.00              131750.00
      3019891261                                      DIANE K. LONG      66000.00               65875.51
      3019891546                                      JOHN L NEWTON     133000.00              133000.00
      3019891548                                  JAMES A. WILLIAMS      28700.00               28700.00
      3019891559                                   DEBORAH HAMILTON      35750.00               35515.46
      3019891567                                        FAYE CARTER      54000.00               54000.00
      3019891610                                    TERRY A. WILSON      84600.00               84600.00

      3019891615                                     JAMES B MORRIS     116000.00              116000.00
      3019891633                                       FAYE A. VEGA      67200.00               66907.05
      3019891661                                    MELODY W. FIGGS      69600.00               69600.00
      3019891680                                     ARLINE COFIELD      30000.00               30000.00
      3019891681                                     INDIANA TURNER      39000.00               39000.00
      3019891687                                      JOHN T CLARKE     151000.00              151000.00
      3019891767                                       JOHN D. FRYE      64000.00               64000.00
      3019891785                                   GEORGIA S. HICKS      45600.00               45600.00
      3019891786                                EDDIE JEROME WATSON      45000.00               45000.00
      3019891825                                    PETER XANTHAKOS      93600.00               93600.00
      3019891844                                 DENISE C UL'SALAAM      37000.00               37000.00
      3019891850                                     NANCY R. BEALL      16000.00               16000.00
      3019891866                                       KEVIN GRAVES      82000.00               82000.00
      3019891878                                ROBERT D McENTEE JR     184500.00              184500.00
      3019891911                                   JESSIE J. SHANKS      26400.00               26400.00
      3019891922                                     ALPHONSO FALTZ      47200.00               47200.00
      3019891940                                    TREVOR A SPIVEY     109650.00              109650.00
      3019891962                                   ANITA L THOMPSON      50400.00               50400.00
      3039805460                                DOMINICK J. MARTINI      36000.00               36000.00
      3039805631                                     ROBERT A CLARK      26000.00               26000.00
      3039805694                                    STEPHEN T SILAN      16000.00               15877.76
      3039805703                                       HOPE E. NOAH      70000.00               69942.66
      3039805907                                   BRUCE McCULLOUGH      35665.00               35665.00
      3039805943                                 CLAUDIA BOONYASITH      17500.00               17500.00
      3039806200                                 WALTER I HIMES III      25000.00               25000.00
      3039832316                                 STEPHEN L ROTHBAUM      33000.00               32832.84
      3039833889                                     DOMINICK TONDO      40000.00               40000.00
      3039834210                                    MICHAEL BONELLI      32500.00               32391.12
      3039834283                                   WILLIAM F. FRETZ      30000.00               29849.26
      3039834512                                  EDUARDO RODRIGUEZ      65000.00               64413.01
      3039834853                                         PETER PUMP      15960.00               15848.46
      3039834973                                   JEFFEREY J. BOTT      44105.00               43975.81
      3039835254                                     JEFFREY FOSTER      30000.00               29824.15
      3039835392                                  JAMES R. DIRIENZI      68000.00               68000.00
      3039835405                                      TATIA GOODMAN      29000.00               28933.33
      3039835526                                   PETER W LOMBARDO      17000.00               16879.01
      3039835661                                  FRANK MARESCA JR.      45500.00               45447.45
      3039835662                                    PERRY CRISTIANO      28491.00               28193.63
      3039836251                                   GUSTAVO MONSANTO      28000.00               28000.00
      3039836261                                     ROBERT DELANEY      49170.00               49170.00
      3039836311                                        JAMES CARLL      22000.00               21703.48
      3039836324                               FRANCESCO M D'ANGELO      20000.00               19911.42
      3039836443                                     RAMON ZENAROSA      75200.00               75200.00
      3039836807                                   MICHAEL ESPOSITO      17800.00               17774.28
      3039836964                                    ANTHONY BISULCA      47153.00               47072.31
      3039837013                                      THOMAS CAPERS      46600.00               46600.00
      3039837354                                       MARY WATKINS      37398.00               37237.44
      3039837596                                   WILSON W. FIELDS      50000.00               49642.78
      3039837913                                     THOMAS E BURDI     108773.00              108773.00
      3039838026                                      DEBORAH TYLER      19162.00               19162.00
      3039838250                                     ANISSA CARROLL      31753.00               31753.00
      3039838413                                      ELIAS SITARAS      30000.00               30000.00
      3039838415                                        MARK ARCUTI      44000.00               44000.00
      3039838740                                 GREGORY R MARTUCCI      30000.00               30000.00
      3039838981                                     STEVEN MARTELL      85509.00               85509.00
      3039839538                                   CRISTINA ROSARIO      62000.00               62000.00

      3039891784                                       VITA P. NASH      35000.00               35000.00
      3039891793                                    RICHARD J. HALL      55000.00               55000.00
      3039892001                                   DAVID E WILLIAMS      26700.00               26700.00
      3119836848                                    KENNETH ALLEYNE     187500.00              187500.00
      3119836910                                   ROBERT W. GRANTZ      77600.00               77515.80
      3119837169                             BRANDON FISHER JOHNSON      67500.00               67500.00
      3119837194                                      JUDIE FORMICA     204000.00              204000.00
      3119837234                                    MICHAEL D. KIDD      48000.00               48000.00
      3119837271                                   DAVID R. PERRINE     100000.00              100000.00
      3119837278                                PAMELA Y. LANCASTER      72800.00               72800.00
      3119837303                                   KEITH D CLARK SR     126900.00              126724.10
      3119837508                                 RONALD J SCARTOCCI     114000.00              114000.00
      3119837520                                       JOANN KOLDEN     165000.00              165000.00
      3119837615                                    ERNEST O BUTLER      38000.00               38000.00
      3119837777                                   ANTHONY S ROMERO     202000.00              202000.00
      3119837851                                DENNIS E. OHNESORGE      54500.00               54500.00
      3119837871                                   NAOMI S HUMPHREY      62100.00               62100.00
      3119837945                                      CLARE A. VARA      40000.00               40000.00
      3119837970                               ALEXANDER S. JOHNSON     119000.00              119000.00
      3119838165                                     LAURA L CANIZE     130500.00              130500.00
      3119838211                               NICHOLAS A DACCHILLE     192000.00              192000.00
      3119838224                             BRENDA FRAZIER HAMPTON      15000.00               15000.00
      3119838260                                       LUCIA GRASSO      50000.00               50000.00
      3119838333                                   THOMAS E. MARTIN      71000.00               71000.00
      3119838393                                   VINCENZA J GUIDO     112000.00              112000.00
      3119838439                                    DONALD H COWART      68000.00               68000.00
      3119838495                               KENNETH J. LOFECHECK      28800.00               28800.00
      3119838540                             MICHAEL D. SOUTHERLAND      23250.00               23250.00
      3119838705                              MICHAEL D SOUTHERLAND      57800.00               57800.00
      3119838728                                      EDWIN SANCHEZ     148000.00              148000.00
      3119838744                                    GWENDOLYN CLARK      23250.00               23250.00
      3119838933                                      JUDITH HOWELL     111750.00              111750.00
      3119838985                             KRISTINE M. KILANOWSKI      97750.00               97750.00
      3119839019                                ELIZABETH MCCORMICK      85000.00               85000.00
      3119839036                                     SHELDON G RUSH      36000.00               36000.00
      3119839080                                     CATHEE WOERFEL      40000.00               40000.00
      3119839227                                   RAYMOND GIACOBBE     148000.00              148000.00
      3139836874                                  MICHAEL A PAPALIA      30370.00               30370.00
      3139836989                               PAUL A. ROBBINS, JR.      43400.00               43400.00
      3139837225                                   EARL D. RAFFERTY      12210.00               12210.00
      3139838228                                         LINDA FRYE      45000.00               45000.00
      3139838454                                    HERMAN ROBINSON      25130.00               25130.00
                                                                             1721        $119,842,853.67

                                                                             1824        $139,904,460.46
